                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S)240.14a-12


                        Morgan Stanley Dean Witter & Co.
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                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:

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    2)  Aggregate number of securities to which transaction applies:

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    3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

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    4)  Date Filed:

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

[LOGO] Morgan Stanley


                 NOTICE OF 2002 ANNUAL MEETING OF SHAREHOLDERS
                       MORGAN STANLEY DEAN WITTER & CO.
                         25 CABOT SQUARE, CANARY WHARF
                                LONDON, ENGLAND
                    MARCH 19, 2002, 11:30 A.M., LOCAL TIME


                                                              February 15, 2002

Fellow shareholder:

We cordially invite you to attend Morgan Stanley Dean Witter & Co.'s 2002 annual meeting of shareholders to:

      .   elect four directors to the Board of Directors for a three-year term;

      . approve an amendment to the Company's Directors' Equity Capital Accumulation Plan increasing the number of shares of the Company's common stock reserved for issuance under the Plan by 1,000,000 shares;

      . ratify the appointment of Deloitte & Touche LLP as independent auditors;

      .   consider a shareholder proposal; and

      .   transact such other business as may properly come before the meeting.

Enclosed are our proxy statement, a proxy, our Summary Annual Report and our 10-K. Our proxy statement discusses on page 20 a management recommendation regarding a director evaluation of our Shareholder Rights Plan (pill) that our directors will consider at their March 18, 2002 board meeting.

We are pleased to offer you an opportunity to receive future versions of these documents electronically over the internet. By following the instructions on page 22, you will receive electronic access to these documents and will help us reduce future printing and postage costs.

We hope you will read the proxy statement and submit your proxy. We appreciate your cooperation.

Very truly yours,

/s/ Philip J. Purcell                        /s/ Robert Scott
Philip J. Purcell                            Robert G. Scott
CHAIRMAN AND CHIEF EXECUTIVE OFFICER PRESIDENT AND CHIEF OPERATING OFFICER

                               TABLE OF CONTENTS

Voting information.....................................................................................................  1
                                    [GRAPHIC] ITEM 1--ELECTION OF DIRECTORS............................................  2

                              artwork of checkmark
   Board meetings and committees.......................................................................................  6
   Director compensation...............................................................................................  6
                                    [GRAPHIC] ITEM 2--AMENDMENT TO THE DIRECTORS' EQUITY CAPITAL ACCUMULATION PLAN.....  7

                              artwork of checkmark
Beneficial ownership of Company common stock...........................................................................  9
   Stock ownership of directors and executive officers.................................................................  9
   Principal shareholders.............................................................................................. 10
Executive compensation................................................................................................. 10
   Compensation Committee report on executive compensation............................................................. 10
   Summary compensation table.......................................................................................... 13
   Option grants in last fiscal year................................................................................... 14
   Aggregated option exercises in last fiscal year and fiscal year-end option values................................... 15
   Pension plans....................................................................................................... 16
   Stock performance graph............................................................................................. 17
                                    [GRAPHIC] ITEM 3--RATIFICATION OF APPOINTMENT OF THE COMPANY'S INDEPENDENT AUDITORS 17

                              artwork of checkmark
   Audit Committee report.............................................................................................. 18
                                    [GRAPHIC] ITEM 4--SHAREHOLDER PROPOSAL REGARDING STAGGERED BOARDS.................. 19

                              artwork of checkmark
Other matters.......................................................................................................... 20
   Shareholder Rights Plan (pill): Director Evaluation................................................................. 20
   Certain transactions................................................................................................ 20
   Other business...................................................................................................... 21
   Shareholder proposals for the 2003 annual meeting................................................................... 21
   Cost of soliciting your proxy....................................................................................... 21
   Shareholders sharing an address..................................................................................... 22
   Electronic access to annual meeting materials....................................................................... 22

                       MORGAN STANLEY DEAN WITTER & CO.

                                 1585 BROADWAY
                           NEW YORK, NEW YORK 10036

                               -----------------

                                PROXY STATEMENT

                               -----------------

We are sending you this proxy statement in connection with the solicitation of proxies by our Board of Directors for the 2002 annual meeting of shareholders to be held in the Shakespeare Room on the 12th floor of our offices at 25
Cabot Square, Canary Wharf, London, England on Tuesday, March 19, 2002, at 11:30 a.m., local time. We are mailing this proxy statement and the accompanying form of proxy to shareholders on or about February 15, 2002. In this proxy statement, we refer to Morgan Stanley Dean Witter & Co. as the "Company," "we" or "us." When we refer to the Company's fiscal year, as in "fiscal 2001," we mean the twelve-month period from December 1 through November 30.

VOTING INFORMATION

RECORD DATE. The record date for the annual meeting is January 28, 2002. You may vote all shares of the Company's common stock that you owned as of the close of business on that date. Each share of common stock entitles you to one vote on each matter to be voted on at the annual meeting. On the record date, 1,101,617,649 shares of common stock were outstanding. We need a majority of the shares of common stock outstanding on the record date present, in person or by proxy, to hold the annual meeting.

SUBMITTING VOTING INSTRUCTIONS FOR SHARES HELD IN YOUR NAME. If you hold shares in your name as a holder of record, you may vote your shares by proxy through the mail, telephone or internet as described on the proxy card. If you submit your proxy via the internet, you may incur costs such as telephone and internet access charges. Submitting your proxy now will not limit your right to vote in person at the annual meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote your shares according to the Board's recommendations.

SUBMITTING VOTING INSTRUCTIONS FOR SHARES HELD IN EMPLOYEE PLANS. If you hold shares in, or have been awarded stock units under, certain employee plans, you will receive a voting instruction card for those shares. As described on the card, you may submit your voting instructions by mail, telephone or internet. Shares held in the following employee plans are subject to the instructions described below.

 .  START PLAN, DEFERRED PROFIT SHARING PLAN (DPSP) AND EMPLOYEE STOCK OWNERSHIP
   PLAN (ESOP). The START, DPSP and ESOP trustee, as applicable, must receive your voting instructions for the common stock held on your behalf in these plans on or before March 17, 2002. If the trustee does not receive your voting instructions by that date, it will vote your START, DPSP and ESOP shares, as applicable, in the same proportion as the voting instructions that it receives from other plan participants in the applicable plan. ESOP shares that are unallocated to participants will be voted in the same manner. On January 28, 2002, there were 44,033,480 and 520,027 shares in START and DPSP accounts, respectively, and 22,136,401 shares in the ESOP.

 . OTHER EQUITY-BASED PLANS. State Street Bank and Trust Company acts as trustee for a trust (Trust) that holds shares of common stock underlying stock unit awards made to employees under several of the Company's equity-based plans. Employees allocated shares held in the Trust must submit their voting instructions for receipt by the trustee on or before March 17, 2002. If the trustee does not receive your instructions by that date, it will vote your shares, together with unallocated shares held in the Trust, in the same proportion as the voting instructions that it receives for shares held in the Trust in connection with such plans. The trustee will vote shares held in the Trust on behalf of former Company employees in the same proportion as the voting instructions that it receives for shares held in the Trust in connection with such plans. On January 28, 2002, there were 83,272,554 shares in the Trust.

[LOGO] Morgan Stanley

SUBMITTING VOTING INSTRUCTIONS FOR SHARES HELD IN STREET NAME. If you hold shares through a broker, follow the voting instructions you receive from your broker. If you would like to vote in person at the meeting, you must obtain a proxy from your broker and bring it to the meeting. Even if you do not submit voting instructions to your broker, your broker may still be permitted to vote your shares. New York Stock Exchange (NYSE) member brokers may vote your shares under the following circumstances.

 . DISCRETIONARY ITEMS. All proposals presented in this proxy statement, other than the shareholder proposal, are "discretionary" items. Member brokers that do not receive instructions from beneficial owners may vote on the discretionary proposals presented in this proxy statement in the following manner: (1) the Company's wholly owned subsidiaries, Morgan Stanley & Co. Incorporated (MS&Co.) and Morgan Stanley DW Inc. (MSDWI), are each entitled to vote your shares only in the same proportion as the votes cast by all record holders on the proposal, and (2) all other NYSE member brokers may vote your shares in their discretion.

 . NON-DISCRETIONARY ITEMS. The shareholder proposal is a "non-discretionary" item and may NOT be voted on by NYSE member brokers, including MS&Co. and MSDWI, absent specific voting instructions from beneficial owners.

If you do not submit voting instructions with respect to a matter and your broker does not have discretion to vote your shares on such matter, your shares will not be counted in determining the outcome of the vote on such matter at the annual meeting.

REVOKING YOUR PROXY. You can revoke your proxy at any time before your shares are voted by (1) delivering a written notice of revocation prior to the annual meeting to Donald G. Kempf, Jr., Executive Vice President, Chief Legal Officer and Secretary, Morgan Stanley Dean Witter & Co., 1585 Broadway, New York, New York 10036; (2) submitting a later proxy; or (3) voting in person at the annual meeting. Merely attending the annual meeting will not revoke your proxy.

VOTES REQUIRED TO ELECT DIRECTORS AND TO ADOPT OTHER PROPOSALS. Directors are elected by a PLURALITY of the votes cast. The ratification of Deloitte & Touche's appointment, the amendment to the Directors' Equity Capital Accumulation Plan, and the shareholder proposal each require the affirmative vote of a MAJORITY of the shares of common stock represented at the annual meeting and entitled to vote thereon in order to be approved.

WITHHOLDING YOUR VOTE OR VOTING TO "ABSTAIN." In the election of directors, you can withhold your vote for any nominee. Withheld votes will be excluded entirely from the vote and will have no effect on the outcome. On the other proposals, you can vote to "abstain." If you vote to "abstain," your shares will be counted as present at the annual meeting for purposes of that proposal and your vote will have the effect of a vote against the proposal.

                                    [GRAPHIC]

                              artwork of checkmark ITEM 1--ELECTION OF
DIRECTORS

Our Board currently has eleven directors, divided into three classes. Members of each class serve for a three-year term. Shareholders elect one class of directors at each annual meeting. At this annual meeting, shareholders will vote on the election of the four nominees described below.
The Board proposes, based on the recommendation of its Nominating and Directors Committee, the election of John E. Jacob, Charles F. Knight, Miles L. Marsh and Laura D'Andrea Tyson as directors for a term ending at the 2005 annual meeting. The nominees are all current directors of the Company, and each nominee has indicated to the Company that he or she will serve if elected. We do not anticipate that any nominee will be unable or unwilling to stand for election, but if that happens, your proxy will be voted for another person nominated by the Board.

[LOGO] Morgan Stanley

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS FOR A THREE-YEAR TERM ENDING IN 2005

[PHOTO]              JOHN E. JACOB (67).  Executive Vice President and Chief Communications
                     Officer of Anheuser-Busch Companies, Inc., a global corporation that includes a
John E. Jacob        brewing organization, a manufacturer of aluminum beverage containers and park operations (since 1994). President and Chief Executive Officer of National Urban
                     League, Inc. (1982 to 1994).

                     DIRECTOR SINCE:  September 2001

                     OTHER DIRECTORSHIPS:  Anheuser-Busch Companies, Inc. and Coca-Cola
                     Enterprises Inc.

[PHOTO]              CHARLES F. KNIGHT (66).  Chairman (since 1974), Chief Executive Officer
                     (1973 to October 2000) of Emerson Electric Co., a manufacturer of electronic and
Charles F. Knight    electrical products.

                     DIRECTOR SINCE:  January 1999

                     OTHER DIRECTORSHIPS:  Anheuser-Busch Companies, Inc., Emerson Electric Co.,
                     International Business Machines Corporation, SBC Communications Inc. and
                     BP p.l.c.

[PHOTO]              MILES L. MARSH (54).  Chairman and Chief Executive Officer of Fort James
                     Corporation, a manufacturer and marketer of consumer paper products (August 1997
Miles Marsh          to November 2000). Chairman (January 1996 to August 1997) and President and
                     Chief Executive Officer (October 1995 to August 1997) of James River Corporation
                     of Virginia.

                     DIRECTOR SINCE:  May 1997; Director of Dean Witter, Discover & Co. (December
                     1996 to May 1997)

                     OTHER DIRECTORSHIPS:  GATX Corporation and Whirlpool Corporation

[PHOTO]              LAURA D'ANDREA TYSON (54).  Dean of the London Business School (since
                     January 2002). Dean (July 1998 to December 2001) and Class of 1939 Chair in
Laura D'Andrea Tyson Economics and Business Administration (January 1997 to July 1998) at the Walter
                     A. Haas School of Business at the University of California, Berkeley. Chair of the
                     President's National Economic Council (February 1995 to December 1996).

                     DIRECTOR SINCE:  May 1997; Director of Morgan Stanley Group Inc. (April 1997 to
                     May 1997)

                     OTHER DIRECTORSHIPS:  Eastman Kodak Company, Fox Entertainment Group, Inc.,
                     SBC Communications Inc. and Human Genome Sciences, Inc.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL FOUR NOMINEES.

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

DIRECTORS CONTINUING IN OFFICE--TERM EXPIRING IN 2003

[PHOTO]           PHILIP J. PURCELL (58).  Chairman of the Board and Chief Executive Officer
                  (since May 1997). Chairman of the Board and Chief Executive Officer of Dean
Philip J. Purcell Witter, Discover & Co. (1986 to May 1997). Director or trustee of approximately 100 registered investment companies for which Morgan Stanley Investment Advisors Inc., a wholly owned subsidiary of the Company, serves as investment manager or investment adviser.

                  DIRECTOR SINCE:  May 1997; Chairman of the Board of Dean Witter, Discover & Co.
                  (1986 to May 1997)

                  OTHER DIRECTORSHIPS:  AMR Corporation

[PHOTO]         ROBERT G. SCOTT (56).  President and Chief Operating Officer (since March
                2001). Executive Vice President and Chief Financial Officer (May 1997 to March
Robert G. Scott 2001). Head of Morgan Stanley Group Inc.'s Investment Banking Division (1994 to
                1996). Managing Director of MS&Co. (since 1979).

                DIRECTOR SINCE:  March 2001

[PHOTO]          C. ROBERT KIDDER (57).  Chairman of the Board and Chief Executive Officer
                 (since January 1995) of Borden, Inc., a consumer and specialty products company.
C. Robert Kidder
                 DIRECTOR SINCE:  May 1997; Director of Dean Witter, Discover & Co. (July 1993 to
                 May 1997)

                 OTHER DIRECTORSHIPS:  Borden, Inc. and Electronic Data Systems Corporation
[PHOTO]          MICHAEL A. MILES (62).  Special limited partner (since January 1995) in
                 Forstmann Little & Co., a private investment firm with interests in electronics,
Michael Miles    aerospace, publishing and other industries.

                 DIRECTOR SINCE:  May 1997; Director of Dean Witter, Discover & Co. (February
                 1993 to May 1994; January 1995 to May 1997)

                 OTHER DIRECTORSHIPS:  Sears, Roebuck and Co., The Allstate Corporation, AOL
                 Time Warner Inc., Dell Computer Corporation, AMR Corporation, Exult, Inc. and
                 Community Health Systems, Inc.

[LOGO] Morgan Stanley

DIRECTORS CONTINUING IN OFFICE--TERM EXPIRING IN 2004

[PHOTO]           ROBERT P. BAUMAN (70).  Chief Executive Officer of SmithKline Beecham plc
                  (until retirement in 1994). Non-executive Chairman (May 1998 to February 1999)
Robert P. Bauman  and Deputy Chairman and non-executive director (October 1997 to May 1998) of
                  BTR plc, a manufacturing and engineering business with global operations. Non-
                  executive Chairman of British Aerospace plc (May 1994 to May 1998).

                  DIRECTOR SINCE:  May 1997; Director of Morgan Stanley Group Inc. (April 1996 to
                  May 1997)

                  OTHER DIRECTORSHIPS:  Non-executive director of Invensys plc.
[PHOTO]           EDWARD A. BRENNAN (68).  Chairman, President and Chief Executive Officer
                  of Sears, Roebuck and Co. (until retirement in 1995).
Edward A. Brennan
                  DIRECTOR SINCE:  May 1997; Director of Dean Witter, Discover & Co. (February
                  1993 to May 1997)

                  OTHER DIRECTORSHIPS:  AMR Corporation, Minnesota Mining and Manufacturing
                  Company, The Allstate Corporation and Exelon Corporation

[PHOTO]           JOHN W. MADIGAN (64).  Chairman (since January 1996), Chief Executive
                  Officer (since May 1995) and President (1994 to July 2001) of Tribune Company, a
John W. Madigan   media company.

                  DIRECTOR SINCE:  July 2000

                  OTHER DIRECTORSHIPS: AT&T Wireless Services, Inc. and Tribune Company

[LOGO] Morgan Stanley

BOARD MEETINGS AND COMMITTEES. During fiscal 2001, the Board met eight times. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while he or she was a member. The Board's standing committees include the following.

  COMMITTEE         MEMBERS                          PRIMARY RESPONSIBILITIES             # OF MEETINGS
-------------------------------------------------------------------------------------------------------
Audit          Edward A. Brennan (Chair) .Monitors the integrity of the Company's               4
               John E. Jacob              consolidated financial statements and its
               C. Robert Kidder           system of internal controls.
               John W. Madigan
               Miles L. Marsh            .Monitors the independence and performance
               Dr. Laura D'Andrea Tyson   of the Company's internal and independent
                                          auditors.
-------------------------------------------------------------------------------------------------------
Compensation   Charles F. Knight (Chair) .Determines the compensation policies applicable       6
               Robert P. Bauman           to our senior officers and establishes their
               Edward A. Brennan          compensation in light of these policies.
               C. Robert Kidder
                                         .Administers our employee compensation plans.
-------------------------------------------------------------------------------------------------------
Nominating and Michael A. Miles (Chair)  .Evaluates and recommends candidates for               3
Directors      Robert P. Bauman           election to the Company's Board of Directors.
               John W. Madigan
               Miles L. Marsh            .Assesses the Board's performance at least
               Dr. Laura D'Andrea Tyson   once every three years.

                                         .Recommends director compensation and
                                          benefits philosophy.

                                         .Periodically reviews the Company's corporate
                                          governance profile.

The Nominating and Directors Committee will consider director candidates recommended by shareholders. Recommendations may be sent to Donald G. Kempf, Jr., Secretary, 1585 Broadway, New York, New York 10036.

DIRECTOR COMPENSATION. Employee directors receive no compensation for Board service.

 . FEES. Non-employee directors receive the following fees for their Board service:

Board Member............................ $35,000 annually
Committee Chair......................... $ 7,500 annually
Committee Member........................ $ 5,000 annually
Attendance at Board or Committee Meeting $ 1,000 per meeting

 . DIRECTORS' EQUITY CAPITAL ACCUMULATION PLAN (DECAP). Under the DECAP, non-employee directors receive a grant of 8,000 stock options and 1,200 shares of common stock upon becoming a director and annually thereafter while a director. Stock options have an exercise price equal to the fair market value of a share of common stock on the award date. The DECAP also provides that each non-employee director may elect to defer receipt of common stock grants and receive his or her retainers and fees, on a current or deferred basis, in certain forms as set forth in the description of the DECAP under Item 2. Directors receive dividends on any deferred stock units in the form of additional stock units.

 . OTHER BENEFITS. The Company matches certain charitable gifts by non-employee directors up to $2,000 per year. During fiscal 2001, we matched $2,000 in charitable gifts on behalf of each of Charles F. Knight and
   C. Robert Kidder. Non-employee directors do not receive Company retirement benefits.

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

                                    [GRAPHIC]

                              artwork of checkmark ITEM 2--AMENDMENT TO THE
DIRECTORS' EQUITY CAPITAL ACCUMULATION PLAN (DECAP)

GENERAL. Shareholders are asked to approve an amendment to the Company's DECAP increasing the number of shares of common stock authorized for issuance thereunder by a total of 1,000,000 shares. The DECAP is integral to the Company's ability to attract and retain non-employee directors and to more closely align their interests with those of our shareholders. The following summary of the principal provisions of the DECAP is not a complete description of all of its terms and provisions. The Company will furnish a copy of the DECAP to any shareholder upon request to: Executive Compensation, Morgan Stanley Dean Witter & Co., 1221 Avenue of the Americas, New York, New York 10020 (Telephone No. (212) 762-8431).

SUMMARY OF THE DECAP. The following summarizes the DECAP, which is administered by the Board. The capitalized terms not otherwise defined in this summary shall have the meaning assigned to them in the DECAP.

   ELIGIBILITY. Only non-employee directors may participate in the DECAP. There are currently nine eligible directors.

   SHARES SUBJECT TO THE DECAP. As of November 30, 2001, and without taking into account the proposed amendment to the plan, approximately 83,734 shares remained available for issuance under the DECAP (subject to adjustment in accordance with the DECAP). As of February 1, 2002, the closing price of our common stock as reported on the New York Stock Exchange Composite Transaction Tape (NYSE Composite Tape) was $53.41 per share.

   OPTION GRANTS. Each director receives a nonqualified option (Option) to purchase 8,000 shares of common stock upon initially joining the Board (unless the director joins during the 60 days before the Company's annual meeting of shareholders in any year) and annually thereafter. Each Option has an exercise price equal to the common stock's fair market value on the grant date. Options are vested upon grant, are not transferable, may not be exercised for six months after the grant date and expire 10 years after the grant date.

   If a director's service terminates by reason of Disability, Normal Retirement or death, each Option held by such director remains exercisable until the original expiration date. If a director's service terminates for any other reason (except for Cause), each Option held by such director remains exercisable until the earlier of 90 days after the termination date and the expiration date. If a director is terminated for Cause, all Options will be forfeited and will no longer be exercisable.

   STOCK AWARDS. Each director receives 1,200 shares of common stock (Director Stock) upon initially joining the Board (unless the director joins during the 60 days before the Company's annual meeting of shareholders in any year) and annually thereafter. Director Stock may not be transferred or sold by a director for six months after it is awarded.

   ELECTIVE DEFERRALS. Each director may elect to defer 1) all or part of the annual cash retainer(s) or meeting fees for the Board or any committee thereof, or 2) shares of Director Stock (together, Deferred Amounts).

  . STOCK UNIT DEFERRAL. A director may elect to have all or part of the Deferred Amounts credited to a stock unit account in units equivalent in value to shares of common stock (Stock Units). A director who defers Director Stock will be credited with a number of Stock Units equal to the number of shares of Director Stock deferred. The number of Stock Units credited on account of deferred retainer(s) and meeting fees will be based on the common stock's fair market value on the deferral date. Stock Unit accounts are credited on dividend payment dates with additional Stock Units based on the cash dividend and the common stock's fair market value.

  . CASH DEFERRAL. A director may elect to have all or part of the Deferred Amounts derived from the retainer(s) or meeting fees credited to a cash account. The cash account will earn interest at a rate based on the time weighted average interest rate paid by the Company to institutions from which it borrows funds.

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

  . DISTRIBUTIONS. Distributions of Deferred Amounts are made in a lump sum, in various installments or a combination thereof. Distributions from the cash account are made in cash. Distributions from the Stock Unit account are made in whole shares of common stock equal to the number of whole Stock Units to be distributed (and cash in lieu of fractional shares).

   ELECTION TO RECEIVE STOCK. A director may elect to receive all or a portion of the retainer(s) and meeting fees in shares of common stock. The number of shares received is based on the common stock's fair market value. Directors receive cash in lieu of fractional shares.

   ELECTION TO RECEIVE OPTIONS. A director may elect to receive the annual Board retainer fee in Options. The number of Options is obtained by dividing $35,000 by the fair market value of a share of common stock on the award date and multiplying the result by three. Each Option has an exercise price equal to the common stock's fair market value on the award date and otherwise has the terms of the Options described above.

   ADJUSTMENTS. If there is any change in the Company's corporate structure affecting the common stock (E.G., merger, reorganization, recapitalization or stock split), the number of shares authorized for issuance under the DECAP, the number of shares to be awarded as annual Director Stock and annual Options and the director's equity participation in the DECAP will be equitably adjusted.

   AMENDMENTS AND TERMINATION. The Board may suspend, terminate or amend the DECAP at any time, in whole or in part.

NEW PLAN BENEFITS. The following table sets forth the Options and Director Stock that will be awarded to the current non-employee directors under the DECAP in fiscal 2002, if shareholders approve the amendment to the DECAP.

                  DIRECTORS' EQUITY CAPITAL ACCUMULATION PLAN


NON-EMPLOYEE DIRECTOR GROUP NUMBER OF UNITS DOLLAR VALUE ($)
-------------------------------------------------------------
      Options                   72,000         1,281,840/(1)/
      Director Stock            10,800         576,828/(2)/

/(1) The dollar value of the Options is calculated by assuming a value equal to one-third of the common stock's market price per share of $53.41, the closing price of a share of common stock as reported on the NYSE Composite Tape on February 1, 2002. If an Option were valued using an option pricing model such as Black-Scholes, the Option's value would depend upon the assumptions used. For example, employing a modified Black-Scholes model, the values could range from $16.05 per Option (assuming the Option was exercised at the end of three years) to $26.88 per Option (assuming the Option was exercised at the end of its 10-year term). Each of the foregoing values assumes: (i) a stock price volatility of 43.64%; (ii) a risk-free rate of return that was the implied rate on the grant date of a zero coupon U.S. Treasury STRIPS having a remaining term approximately equal to the assumed term of the subject Option; and (iii) the Company's estimated annualized dividend yield on the grant date was constant over the life of the Option. The actual value, if any, realized will depend on the excess of the common stock's market price on the Option exercise date over the Option's exercise price. The values are hypothetical and there is no assurance that such values will be realized. /
/(2) The dollar value of the shares of common stock is based on a price of $53.41 per share, the closing price of a share of common stock as reported on the NYSE Composite Tape on February 1, 2002. The actual value a director realizes will depend upon the fair market value of common stock on the grant date. /

                                      8

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

CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following is a brief summary of certain of the federal income tax consequences to the Company and the directors of the grant and exercise of Options. The tax rules may change at any time.

Generally, a director does not recognize taxable income, and the Company is not entitled to a deduction, upon the grant of an Option. Upon the exercise of an Option, the director recognizes ordinary income equal to the excess of the fair market value of the shares of common stock acquired over the Option exercise price. The amount of such excess is generally determined by reference to the fair market value of our common stock on the date of exercise. The Company is generally entitled to a deduction equal to the compensation taxable to the director as ordinary income. Although compensation income is normally subject to federal income, Social Security and employment tax withholding, such withholding is generally not required for directors participating in the DECAP since they are not employees of the Company or an affiliate.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE DECAP.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS. We encourage stock ownership by our directors, officers and employees to align their interests with your interests as shareholders. The following table sets forth the beneficial ownership of common stock, as of January 4, 2002, by each of our directors, director nominees and executive officers named in the summary compensation table (Named Executive Officers), as well as by all our current directors and executive officers as a group.

                                                   COMMON STOCK BENEFICIALLY OWNED AS OF JANUARY 4, 2002

                                                                                  SUBJECT TO
                                                                                 STOCK OPTIONS
                                                              UNDERLYING     EXERCISABLE WITHIN 60
NAME                                            SHARES/(1)/ STOCK UNITS/(2)/  DAYS OF 1/4/02/(3)/  TOTAL/(4)/
-------------------------------------------------------------------------------------------------------------
NAMED EXECUTIVE OFFICERS
Philip J. Purcell                               2,442,416        564,107           3,151,214        6,157,737
Robert G. Scott                                 1,951,521      1,031,131           1,511,107        4,493,759
Vikram S. Pandit                                   97,349      1,239,048           1,578,683        2,915,080
Stephan F. Newhouse                               334,991        617,218             597,582        1,549,791
John P. Havens                                     15,731        868,621           1,039,195        1,923,547

DIRECTORS AND DIRECTOR NOMINEES
Robert P. Bauman                                    6,099          7,868              47,767           61,734
Edward A. Brennan                                 188,044          6,208              79,767          274,019
John E. Jacob                                       1,000          1,761                  --            2,761
C. Robert Kidder                                    5,200         12,116              79,767           97,083
Charles F. Knight                                   2,012          7,790              32,000           41,802
John W. Madigan                                        --          3,052              18,836           21,888
Miles L. Marsh                                     10,800          5,419              48,000           64,219
Michael A. Miles                                   18,788         11,996              79,767          110,551
Laura D'Andrea Tyson                                6,298             --              37,796           44,094
ALL CURRENT DIRECTORS AND EXECUTIVE OFFICERS AS
  A GROUP (23 PERSONS)                          5,594,370      7,180,647          13,069,533       25,844,550

/(1) Includes 45,362 shares of common stock owned by Mr. Purcell's spouse and 5,244 shares held in a custodial account on behalf of Mr. Purcell's child for which he is custodian, as to which Mr. Purcell disclaims beneficial ownership. Includes 31,068 shares owned by Mr. Brennan's spouse, over which he has indirect investment and voting power. Includes 5,200 shares owned jointly with Mr. Kidder's spouse, over which he has shared investment and voting power. Includes 214,960 shares (20,000 as to which beneficial ownership has been disclaimed), over which certain of the directors and executive officers as a group have shared investment and voting power with family members. /

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

/(2) Shares of common stock held in the Trust corresponding to stock units. Directors and executive officers may direct the voting of the shares corresponding to their stock units, but voting by executive officers is subject to the voting provisions of the Trust described on page 1. /
/(3) Includes options granted on December 6, 2001 and December 5, 2000 in respect of fiscal 2001 and 2000, respectively. /
/(4) Each executive officer and director beneficially owned less than 1% of the shares of common stock outstanding. The group consisting of all directors and executive officers beneficially owned approximately 2.35% of the common stock outstanding. /

PRINCIPAL SHAREHOLDERS. The following table contains information regarding the only person we know of that beneficially owns more than 5% of our common stock.

                                                   SHARES OF COMMON STOCK
                                                     BENEFICIALLY OWNED
NAME AND ADDRESS                               NUMBER           PERCENT
---------------------------------------- ------------------    -------------
State Street Bank and Trust Company/(1)/ 101,752,711            9.3%
225 Franklin Street
Boston, MA 02110

/(1) Based on a Schedule 13G Information Statement filed February 7, 2002 by State Street, acting in various fiduciary capacities. The Schedule 13G discloses that State Street had sole voting power as to 22,254,716 shares, shared voting power as to 76,814,333 shares, sole dispositive power as to 23,444,065 shares and shared dispositive power as to 78,308,646 shares of common stock; that shares of common stock held by State Street on behalf of the Trust and a Company-sponsored equity-based compensation program amount to 7.1% of the common stock; and that State Street disclaims beneficial ownership of all shares reported therein. /

EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION.

COMPENSATION GOVERNANCE. The Compensation Committee establishes and administers compensation programs and approves compensation paid to the Company's Management Committee, including the Named Executive Officers.

COMPENSATION POLICIES. Our fundamental policy is to closely link our Management Committee's compensation with the achievement of annual and long-term performance goals. Our policies are designed to award compensation based upon Company, business unit and individual performance and to motivate our Management Committee members to achieve strategic business objectives. We provide total compensation competitive with that provided by our peer group of financial institutions, fostering the Company's ability to attract, retain and motivate employees critical to its long-term success and the creation of shareholder value. We include a significant equity component in total compensation because we believe that equity-based compensation more closely aligns the long-term interests of employees with those of shareholders.

We consider many factors in awarding compensation. We assess the Company's results, compare them to estimates of competitors' results and receive input and estimates from external sources regarding the market for the talents and skills of the Company's employees. We utilize both quantitative and qualitative factors when determining total compensation for Management Committee members and when awarding equity-based compensation to employees. Quantitative factors include, among others, absolute levels of, and year-to-year changes in, return on equity (ROE), net revenues, net income, profit before taxes, earnings per share, book value per share, market share and several key business drivers. We utilize ROE as a key measure of corporate performance, both on an absolute basis and compared to estimates of our competitors' performance. We review

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

survey data on peer companies for purposes of monitoring Management Committee compensation levels in relation to performance. We also review the Company's ratios of compensation to net revenues and compensation to pre-compensation profit before taxes. Qualitative factors we consider include achievement of pre-established performance goals and subjective assessments of individual performance. Though we consider all of these factors, we determine total compensation based largely upon a subjective process, focusing primarily on Company and business unit financial performance, on an absolute and comparative basis, assessments of individual performance and expected market compensation.

Our policy is to maximize the tax deductibility of compensation payments to Management Committee members under Section 162(m) of the Internal Revenue Code and the regulations thereunder (Section 162(m)). Our stockholders have approved our incentive plans that are designed and administered to qualify compensation awarded thereunder as "performance-based." We may, however, authorize payments to Management Committee members that may not be fully deductible if we believe such payments are in our shareholders' interests.

COMPENSATION PROGRAM. Our Management Committee members receive total compensation, excluding employee benefits, composed of base salary and incentive compensation consisting of cash and equity-based components (such as restricted stock units and stock options). Base salary and incentive compensation constitute a Management Committee member's "Total Reward." The portion of a Management Committee member's incentive compensation that is equity-based was determined pursuant to a progressive compensation-based formula. Executives with higher incentive compensation received a higher percentage of that compensation in equity form.

  . BASE SALARIES. Management Committee members' base salaries are a relatively small portion of their overall compensation. We consider individual experience, responsibilities and tenure when determining base salaries. Management Committee members' base salaries are generally in the range of median base salaries paid by key competitors to employees having comparable duties and responsibilities.

  . INCENTIVE COMPENSATION. Management Committee members' total compensation is heavily weighted toward performance-based, incentive compensation. Their annual incentive compensation varies according to Company, business unit and individual performance. We believe this links their compensation with Company, business unit and individual performance, and is consistent with our compensation policies discussed above. Generally, a portion of the annual incentive compensation is paid in cash and a significant portion is paid in equity, the value of which depends upon the future market value of the Company's common stock. We believe that equity-based compensation provides a continuing incentive for Management Committee members to foster the Company's success long after we award the compensation.
   COMPENSATION FOR FISCAL 2001. We analyzed the following factors when awarding incentive compensation for fiscal 2001:

  .  the Company's ROE on an absolute and comparative basis;

  . the Company's achievements and financial performance for fiscal 2001, and individual and business unit performance;

  . the Company's and its business units' financial performance in fiscal 2001 compared to the estimated financial performance of most of the Financial Services Companies (or subdivisions thereof);

  . the estimated compensation levels of executives at certain of the Financial Services Companies (or subdivisions thereof); and

  .  leadership displayed during the year.

These factors were not, however, the sole items we considered, and we did not attempt to set Total Rewards in a range established by a comparison of the financial performance of, or compensation levels of, the Financial Services Companies or the other competitors operating in the same or similar businesses as the Company. For

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

purposes of this report, the term "Financial Services Companies" means the following companies (or subdivisions thereof): A.G. Edwards, Inc.; American International Group, Inc.; American Express Company; Bank One Corporation; The Bear Stearns Companies Inc.; Capital One Financial Corporation; The Charles Schwab Corporation; Citigroup Inc.; Credit Suisse Group; Deutsche Bank AG; Eaton Vance Corp.; Franklin Resources, Inc.; The Goldman Sachs Group, Inc.; The John Nuveen Company; Legg Mason, Inc.; J.P. Morgan Chase & Co.; Lehman Brothers Holdings Inc.; MBNA Corporation; Merrill Lynch & Co., Inc.; Prudential Financial, Inc.; Providian Financial Corporation; Stilwell Financial Inc.; T. Rowe Price Group, Inc. and UBS AG.

We believe the Company performed well in very challenging market conditions. The global markets for mergers and acquisitions and equity new issuances were down significantly. Retail participation and flows into equity mutual funds decreased sharply. The Company's Credit Services business was adversely affected by higher credit card losses, higher unemployment and a rise in personal bankruptcy filings.

Overall, the Company maintained its competitive position in its key businesses, and its financial performance was good. The Company's ROE was approximately 19%, which was very competitive with our key competitors, and within our target of 18%-20%. The Company continued to generate substantial capital internally, repurchased approximately $1.6 billion of common stock and maintained a strong financial position, including an "Aa3" rating from Moody's and an "AA-" rating from S&P.

We certified in accordance with Section 162(m) that the Company's financial results for fiscal 2001 satisfied the performance criteria set in accordance with Section 162(m) for fiscal 2001. After analyzing the considerations set forth above, we awarded Total Rewards to the Management Committee members for fiscal 2001 that were equal to or below the Total Rewards yielded by the application of the compensation formula contained in the performance criteria. We awarded incentive compensation to the Management Committee members, partly in cash and partly in the form of long-term equity awards (restricted stock units and options). We awarded an average of approximately 42% of each Management Committee member's Total Reward in long-term equity awards. We ascribed value to restricted stock units based on a 25% discount from the fair market value of the common stock in order to compensate for the significant restrictions on disposition of these units. This value differs from the amounts reported in the summary compensation table under the column headed "Restricted Stock Awards." We valued stock option awards based upon a ratio of three options per undiscounted share of the Company's common stock. The ratio is based upon the Company's historical practices and is competitive with the Company's major competitors' compensation practices.

   CEO COMPENSATION FOR FISCAL 2001. Mr. Purcell's base salary is based on the criteria described in this report. We did not increase his salary for fiscal 2001.

We determined incentive compensation for Mr. Purcell in accordance with the policies described above relating to all Management Committee members based on the same factors and Section 162(m) performance criteria as for the other Management Committee members. Based on his individual and the Company's performance, Mr. Purcell's Total Reward was $15,000,000, consisting of the following components:

BASE SALARY CASH BONUS 77,304 RESTRICTED UNITS 173,934 STOCK OPTIONS    TOTAL
----------- ---------- ----------------------- --------------------- -----------
 $775,000   $7,612,500       $3,306,250             $3,306,250       $15,000,000

Mr. Purcell's Total Reward was down 40% compared to fiscal 2000. The equity-based awards contain the terms and conditions discussed in the following tables. 46% of Mr. Purcell's incentive compensation was equity-based. That compensation is at risk because it is tied to the Company's future performance. Mr. Purcell's Total Reward reflects the Company's performance and his individual leadership throughout a very challenging year.

CONCLUSION. Attracting, retaining and motivating talented management and employees is essential to create long-term shareholder value. Offering a competitive, performance-based compensation program with a large equity component helps to achieve this objective by aligning the interests of Management Committee members

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

and other key employees with shareholders interests. We believe that the Company's fiscal 2001 compensation program met these objectives.

Respectfully submitted,

Charles F. Knight, Chair
Robert P. Bauman
Edward A. Brennan
C. Robert Kidder

SUMMARY COMPENSATION TABLE. The following table contains information with respect to the CEO and the four other most highly compensated executive officers. We adjusted the number of shares and per share prices to reflect the Company's two-for-one stock split effective January 26, 2000. The fiscal 2001 compensation paid to the five most highly compensated officers decreased 32% from the fiscal 2000 compensation paid to that year's five most highly compensated officers employed at fiscal year end.

                                                                                                 LONG-TERM
                                                                                               COMPENSATION
                                                   ANNUAL COMPENSATION                            AWARDS
                                                                                         RESTRICTED     SECURITIES
                               FISCAL                                  OTHER ANNUAL        STOCK        UNDERLYING
NAME AND PRINCIPAL POSITION     YEAR  SALARY ($)/(1)/ BONUS ($)/(1)/ COMPENSATION ($) AWARD(S) ($)/(2)/ OPTIONS (#)
-----------------------------------------------------------------------------------------------------------------------
Philip J. Purcell               2001     775,000        7,612,500             --         4,410,193        173,934/(5)/
Chairman of the Board           2000     775,000       12,612,500        113,178/(4)/    8,531,064        266,596/(5)/
and CEO                                                                                                   313,772/(6)/
                                                                                                          -------
                                                                                                          580,368
                                1999     775,000       12,112,500             --         8,184,303        277,172/(5)/
Robert G. Scott                 2001     474,658        7,262,671             --         4,176,858        164,732/(5)/
President and COO               2000     300,000        6,600,000             --         4,114,008        128,563/(5)/
                                1999     300,000        6,350,000             --         3,940,142        133,442/(5)/

Vikram S. Pandit                2001     425,000        7,037,500             --         4,026,703        158,809/(5)/
Co-President and COO of         2000     300,000       10,350,000             --         6,868,944        214,654/(5)/
Institutional Securities Group  1999     300,000        8,350,000             --         5,413,195        183,326/(5)/
Stephan F. Newhouse             2001     425,000        7,037,500        245,470/(7)/    4,026,703        158,809/(5)/
Co-President and COO of         2000     300,000        6,350,000             --         3,930,336        122,823/(5)/
Institutional Securities Group  1999     300,000        4,350,000             --         2,467,223         83,556/(5)/
John P. Havens*                 2001     300,000        6,350,000             --         3,568,135        140,725/(5)/
Head of Worldwide               2000     259,153        8,370,423             --         5,414,616        169,208/(5)/
Institutional Equity Division




                                    ALL OTHER
NAME AND PRINCIPAL POSITION    COMPENSATION ($)/(3)/
----------------------------------------------------
Philip J. Purcell                     19,690
Chairman of the Board                 27,000
and CEO


                                      25,500
Robert G. Scott                       19,690
President and COO                     27,000
                                      25,500

Vikram S. Pandit                      19,690
Co-President and COO of               27,000
Institutional Securities Group        25,500
Stephan F. Newhouse                   19,690
Co-President and COO of               27,000
Institutional Securities Group        25,500
John P. Havens*                       19,690
Head of Worldwide                     27,000
Institutional Equity Division

* Mr. Havens became an executive officer in 2000.
/(1) Includes amounts contributed to various deferred compensation plans of the Company. /
/(2) The market value of the common stock underlying restricted stock units
(RSUs) using the closing price per share of common stock on the applicable grant date, as reported on the NYSE Composite Tape, and without recognizing any diminution in value attributable to the restrictions on RSUs. Fiscal 2001 RSUs were granted on December 6, 2001; the closing price on that date was $57.05. Fiscal 2001 RSUs vest on January 2, 2004, subject to earlier vesting upon termination of employment without cause or upon a change of control of the Company. Fiscal 2000 RSUs were granted on December 5, 2000; the closing price on that date was $72.00. Fiscal 2000 RSUs vest on January 2, 2003, subject to earlier vesting upon termination of employment without cause or upon a change of control of the Company. Fiscal 1999 RSUs were granted on December 9, 1999; the closing price on that date was $66.4375. Seventy-five percent of fiscal 1999 RSUs vested on January 2, 2000 and the remaining 25% vest on January 2, 2005, subject to earlier vesting upon termination of employment because of retirement, disability or death, or upon a change of control of the Company. Dividend equivalents are paid on all these RSUs at the same rate that dividends are paid on shares of common stock. These RSUs are neither transferable nor generally distributed in the form of shares of common stock for five years after the grant date and are subject to cancellation in certain circumstances. The following lists the number of RSUs awarded in each applicable year /

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

and the total number and value of RSUs held as of fiscal 2001 year end (including fiscal 2001 grant). The value ascribed to RSUs in this table differs from the value ascribed to them by the Compensation Committee. See the Compensation Committee report on executive compensation beginning on page 10.

                                                                  TOTAL RSUS HELD AS OF 11/30/01
                        NUMBER OF RSUS AWARDED FOR PERFORMANCE IN (INCLUDING FISCAL 2001 GRANT)
-                       ----------------------------------------- ------------------------------
NAMED EXECUTIVE OFFICER FISCAL 2001       FISCAL 2000 FISCAL 1999 NUMBER HELD      MARKET VALUE
----------------------- -----------       ----------- ----------- -----------     ------------
  Philip J. Purcell       77,304            118,487     123,188      617,601      $34,276,856
  Robert G. Scott         73,214             57,139      59,306    1,031,131      $57,227,771
  Vikram S. Pandit        70,582             95,402      81,478    1,239,048      $68,767,164
  Stephan F. Newhouse     70,582             54,588      37,136      617,218      $34,255,599
  John P. Havens          62,544             75,203          --      868,621      $48,208,466

/(3) Amounts allocated under the DPSP and the ESOP. For fiscal 2001, the Company allocated 31.9% and 68.1% to the DPSP and ESOP, respectively. For fiscal 2000, the Company allocated 50.4% and 49.6% to the DPSP and ESOP, respectively. For fiscal 1999, the Company allocated 50.2% and 49.8% to the DPSP and ESOP, respectively. /
/(4) Includes $101,667 reflecting personal use of Company aircraft as required by Company policy. /
/(5) Awards of stock options for services in the fiscal year shown. These options have restoration option rights (RORs) that are described in footnote 1 of the following table. /
/(6) Restoration options granted upon exercise of RORs. /
/(7)/ Includes payments and reimbursements under the Company's temporary overseas assignment policy, which is applicable to all employees serving on temporary overseas assignment and is designed to eliminate any financial detriment or gain to the employee from the overseas assignment. Includes a housing allowance of approximately $127,719 and tax equalization and reimbursement payments of approximately $77,909.

OPTION GRANTS IN LAST FISCAL YEAR. The table below describes stock options granted to the Named Executive Officers during fiscal 2001 (including those awarded on December 6, 2001 for service in fiscal 2001).

                                           % OF TOTAL
                                            OPTIONS
                    NUMBER OF SECURITIES GRANTED TO ALL EXERCISE              GRANT DATE
                     UNDERLYING OPTIONS   EMPLOYEES IN  PRICE PER EXPIRATION   PRESENT
       NAME           GRANTED(#)/(1)/     FISCAL YEAR   SHARE($)     DATE    VALUE($)/(2)/
------------------------------------------------------------------------------------------
Philip J. Purcell         173,934             0.74       57.0258   1/2/2012   3,306,242
Robert G. Scott           164,732             0.71       57.0258   1/2/2012   3,131,325
Vikram S. Pandit          158,809             0.68       57.0258   1/2/2012   3,018,737
Stephan F. Newhouse       158,809             0.68       57.0258   1/2/2012   3,018,737
John P. Havens            140,725             0.60       57.0258   1/2/2012   2,674,985

/(1) Awards under the 1995 Equity Incentive Compensation Plan for services performed in fiscal 2001. The Compensation Committee approved the grant on December 6, 2001, with an exercise price equal to the volume weighted average price of our common stock on that date. These options vest and become exercisable on January 2, 2004, are not transferable and are subject to forfeiture under certain circumstances. Shares of common stock acquired upon the exercise of such options generally may not be transferred or sold until January 2, 2007. Upon a change of control of the Company or the recipient's termination of employment without cause, these options will vest and become exercisable, and the shares of common stock acquired upon exercise of the options will no longer be subject to transfer restrictions. /

These options have RORs. RORs entitle the grantee, upon exercise of the underlying option while the grantee is an employee of the Company and upon tendering shares of common stock to the Company in satisfaction of the exercise price of such underlying option, to an additional option (Restoration Option) to acquire the number of shares of common stock equal to the number of shares of common stock surrendered to pay the exercise price or taxes upon the exercise of the underlying option, at a per share price equal to the volume weighted average price

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

of our common stock on the exercise date of such underlying option. Each Restoration Option is vested upon grant and has the same expiration date and transfer restrictions as its underlying option. RORs do not increase the option holder's net equity position. Instead, RORs preserve the holder's commitment to the Company by maintaining the holder's net equity position--the sum of shares owned and shares subject to option.
/(2) Options were valued by the Compensation Committee by dividing the option exercise price by three. This value, multiplied by the number of options set forth under the caption "Number of Securities Underlying Options Granted," equals the grant date present value. The 3-to-1 ratio is based on the Company's historical practices and is comparable with the practices of its major competitors. If an option were valued using an option pricing model such as Black-Scholes, the option's value would depend upon the assumptions used. For example, employing a modified Black-Scholes model, the values could range from $16.55 per option (assuming the option was exercised at the end of five years) to $21.95 per option (assuming the option was exercised at the end of the option term). Each of the foregoing values assumes: (i) a stock price volatility of 43.64%; (ii) a risk-free rate of return that was the implied rate on the grant date of a zero coupon U.S. Treasury STRIPS having a remaining term approximately equal to the assumed term of the subject option; and (iii) the Company's estimated annualized dividend yield on the grant date was constant over the life of the option. In addition, for each of these valuations, a discount of 25% was applied to reflect the transfer restrictions on the underlying common stock. The values are hypothetical and there is no assurance that such values will be realized. The actual gain, if any, realized on the stock options will depend on the future price of the common stock. /

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES. The following table contains the aggregate number of shares of common stock underlying stock options exercised in fiscal 2001 and the number of shares underlying stock options held by each Named Executive Officer as of November 30, 2001 (including those awarded on December 6, 2001 for service in fiscal 2001).


                                                          NUMBER OF SECURITIES
                                                         UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                        SHARES                                 OPTIONS AT                  MONEY OPTIONS AT
                      ACQUIRED ON         VALUE          FISCAL YEAR-END(#)/(3)/        FISCAL YEAR-END($)/(4)/
       NAME         EXERCISE(#)/(1)/ REALIZED($)/(2)/ EXERCISABLE/(5)/ UNEXERCISABLE EXERCISABLE/(5)/ UNEXERCISABLE
-------------------------------------------------------------------------------------------------------------------
Philip J. Purcell       159,928         7,641,568        2,910,684        522,436      70,386,396         379,757
Robert G. Scott           --               --            1,217,812        356,349      41,404,782       1,313,661
Vikram S. Pandit        132,000         7,706,490        1,205,220        457,777      40,464,507       1,737,824
Stephan F. Newhouse       --               --              315,950        318,820       8,514,108         729,173
John P. Havens            --               --              729,262        399,941      28,478,961       3,173,374

/(1) The number of shares underlying options exercised in fiscal 2001 by the Named Executive Officers. The actual number of shares Messrs. Purcell and Pandit received from options each exercised in fiscal 2001 (net of shares tendered to cover the exercise price and withheld to pay income tax) was 64,588 and 86,781, respectively. /
/(2) The difference between the market price of the common stock on the exercise date and the option exercise price multiplied by the number of shares acquired upon exercise. /
/(3) The Company has no stock appreciation rights outstanding. The shares of common stock that would be acquired upon exercising certain of these options are restricted from transfer. /
/(4) The value of unexercised, in-the-money options is the aggregate, calculated on a grant-by-grant basis, of the product of the number of unexercised options multiplied by the difference between $57.0258, the volume weighted average price of our common stock on December 6, 2001, and the exercise prices of all such options. The actual gain, if any, realized on the options will depend on the difference between the market price of the common stock on the exercise date and the option exercise price. /
/(5) Includes options that vested and became exercisable on January 2, 2002. /

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

PENSION PLANS. The paragraphs below discuss the amounts the Company estimates it will pay to each of the Named Executive Officers in annual benefits upon retirement.

MR. PURCELL participates in several defined benefit pension plans, including some unfunded executive plans, which collectively provide a benefit of approximately $1,451,000 per year for life upon retirement at age 65 with 30 years of service, proportionately adjusted for less (or more) service on account of earlier (or later) retirement. As of November 30, 2001, Mr. Purcell was credited with 23 years of benefit service (rounded to the nearest whole year). The overall benefit is developed from a formula which generally disregards pay increases, but recognizes service after 1994, and the amount estimated above is before applicable deductions relating to benefits from retirement plans of Sears, Roebuck and Co. and before any potential reduction on account of changes in Social Security.

MESSRS. SCOTT, PANDIT, NEWHOUSE AND HAVENS participate in defined benefit pension plans intended to qualify under Section 401(a) of the Internal Revenue Code, and other plans that are nonqualified, unfunded plans for certain key executives. The compensation of each executive for purposes of determining benefits under the plans during fiscal 2001 is the amount reported as base salary in the summary compensation table. As of November 30, 2001, the credited years of service (rounded to the nearest whole year) under the plans for Messrs. Scott, Pandit, Newhouse and Havens were 31, 19, 23, and 15 years, respectively. The estimates in the table below assume that the executive is eligible to participate in all of the Company's retirement plans and remains in service with the Company until retirement at age 65. The amounts shown in the table are not subject to any deduction for social security or other offset amounts.

                     ESTIMATED ANNUAL RETIREMENT BENEFITS
                      (PAYABLE AS A SINGLE-LIFE ANNUITY)

FINAL AVERAGE
COMPENSATION                    CREDITED YEARS OF SERVICE
-----------------------------------------------------------------------------
                 5        10       15       20       25       30       35
              --------------------------------------------------------------
 $  200,000   $ 40,000 $ 60,000 $ 80,000 $100,000 $100,000 $110,000 $120,000
    300,000     60,000   90,000  120,000  140,000  140,000  140,000  152,942
    400,000     80,000  120,000  140,000  140,000  146,744  176,093  205,442
    500,000    100,000  140,000  140,000  147,395  184,244  221,093  257,942
    600,000    120,000  140,000  140,000  177,395  221,744  266,093  310,442
    700,000    140,000  140,000  155,546  207,395  259,244  311,093  362,942
    800,000    140,000  140,000  178,046  237,395  296,744  356,093  415,442
    900,000    140,000  140,000  200,546  267,395  334,244  401,093  467,942
  1,000,000    140,000  148,698  223,046  297,395  371,744  446,093  520,442

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

STOCK PERFORMANCE GRAPH. The following graph compares the cumulative total shareholder return (rounded to the nearest whole dollar) of our common stock, the S&P 500 Stock Index and the S&P Financial-Misc. Index for our last five fiscal years. The graph assumes a $100 investment at the closing price on November 29, 1996 and reinvestment of dividends on the date of payment without commissions. This table does not forecast future performance of our common stock.



         Cumulative Total Returns
   November 29, 1996 to November 30, 2001

          MWD     S&P 500     S&P Financial-Misc.
Nov-96   $100      $100          $100
Nov-97  $160.33   $128.51       $139.58
Nov-98  $208.08   $158.92       $190.54
Nov-99  $364.17   $192.13       $241.14
Nov-00  $386.54   $184.03       $284.69
Nov-01  $343.95   $161.53       $274.82

                                    [GRAPHIC]

                              artwork of checkmark ITEM 3--RATIFICATION OF
APPOINTMENT OF THE COMPANY'S INDEPENDENT AUDITORS

The Board of Directors has, based on the recommendation of the Audit Committee, appointed Deloitte & Touche LLP as independent auditors for the 2002 fiscal year, subject to shareholder ratification. Deloitte & Touche will audit our consolidated financial statements for fiscal 2002 and perform other services.

AUDIT FEES. The aggregate fees for professional services rendered by Deloitte & Touche in connection with their audit of our consolidated financial statements and reviews of the condensed consolidated financial statements included in our Quarterly Reports on Form 10-Q for fiscal 2001 were approximately $14.7 million.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees for professional services rendered by Deloitte & Touche in fiscal 2001 relating to financial information systems design and implementation were approximately $0.3 million.

ALL OTHER FEES. The aggregate fees for all other services rendered by Deloitte & Touche in fiscal 2001 were approximately $30.5 million and can be sub-categorized as follows:

      ATTESTATION FEES. Fees for attestation services for matters such as comfort letters and consents related to SEC and other registration statements, audits of employee benefit plans, agreed-upon procedures, and consultation on accounting standards or transactions were approximately $3 million.

      OTHER FEES. Fees for all other services, such as consultation related to tax planning and compliance, improving business and operational processes and regulatory matters were approximately $27.5 million.

FUND-RELATED FEES. The Company offers investment products, including money market, equity and fixed income funds and commodity pools (Funds). Deloitte & Touche provides audit and other services to certain of these Funds. The fees received by Deloitte & Touche for such services in fiscal 2001 were approximately $6.1

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

million (audit) and $1.7 million (non-audit). Most of the Funds have audit committees, comprised solely of directors who are independent of the Company and are not on the Company's Board of Directors, which are responsible for, among other things, the selection of the Funds' audit firms. Of the Fund-related fees described above, those paid by Funds that have independent audit committees were $5.4 million (audit) and $1.1 million (non-audit).

A Deloitte & Touche representative will be present at the annual meeting and will have an opportunity to make a statement and to answer your questions. If the shareholders do not ratify the appointment, the Board will reconsider it.

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF DELOITTE & TOUCHE'S APPOINTMENT AS THE COMPANY'S INDEPENDENT AUDITORS.

AUDIT COMMITTEE REPORT. The Audit Committee of the Board of Directors is responsible for monitoring the integrity of the Company's consolidated financial statements, the Company's system of internal controls and the independence and performance of its internal and independent auditors. We also recommend to the Board, subject to shareholder ratification, the selection of the Company's independent auditors. The Committee is composed of six non-employee directors and operates under a written charter adopted and approved by the Board. The Board has determined that each Committee member is independent as defined by NYSE listing standards.

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. Our responsibility is to monitor and review these processes. However, we are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent auditors.

In this context, we held four meetings during fiscal 2001. The meetings were designed, among other things, to facilitate and encourage communication among the Committee, management, the internal auditors and the Company's independent auditors, Deloitte & Touche LLP. We discussed with the Company's internal auditors and Deloitte & Touche the overall scope and plans for their respective audits. We met with the internal auditors and Deloitte & Touche, with and without management present, to discuss the results of their examinations and their evaluations of the Company's internal controls.

We have reviewed and discussed the audited consolidated financial statements for the fiscal year ended November 30, 2001 with management, the internal auditors and Deloitte & Touche.

We also discussed with Deloitte & Touche matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, matters related to the conduct of the audit of the Company's consolidated financial statements and the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees).

Deloitte & Touche also provided to us the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with them their independence from the Company. When considering Deloitte & Touche's independence, we considered whether their provision of services to the Company beyond those rendered in connection with their audit and review of the Company's consolidated financial statements was compatible with maintaining their independence. We also reviewed, among other things, the amount of fees paid to Deloitte & Touche for audit and non-audit services.

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

Based on our review and these meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, we recommended to the Board that the Company's audited consolidated financial statements for the fiscal year ended November 30, 2001 be included in the Company's Annual Report on Form 10-K. We have also recommended the selection of the Company's independent auditors, and, based on our recommendation, the Board has selected Deloitte & Touche as the Company's independent auditors for the fiscal year ended November 30, 2002, subject to shareholder ratification.

Edward A. Brennan, Chair
John E. Jacob
C. Robert Kidder
John W. Madigan
Miles L. Marsh
Laura D'Andrea Tyson

                                    [GRAPHIC]

                              artwork of checkmark ITEM 4--SHAREHOLDER
PROPOSAL REGARDING STAGGERED BOARDS

The Company has set forth below a shareholder proposal and its supporting statement for which the Board of Directors and the Company accept no responsibility. The Board's recommendation immediately follows. The proposal may be voted on at the annual meeting only if properly presented by the shareholder proponent or the proponent's qualified representative.

Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Ave. NW, Suite 215, Washington D.C. 20037, owner of 100 shares of common stock, has notified the Company that she intends to present the following proposal and related supporting statement at the annual meeting:

   RESOLVED: That the stockholders of Morgan Stanley Dean Witter recommend that the Board of Directors take the necessary steps to instate the election of directors ANNUALLY, instead of the stagger system.

   REASONS:   The great majority of New York Stock Exchange listed corporations elect all their directors each year. This insures that ALL directors will be more accountable to ALL shareholders each year and to a certain extent prevents the self-perpetuation of the Board. In the year 2000 48.6% of shares voting voted for my similar resolution. The amount of shares voting FOR was 437,543,608 shares. If you AGREE, please mark your proxy FOR this resolution.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST THIS PROPOSAL. This proposal has been submitted by this proponent at previous meetings, and defeated by our shareholders each time. Our Board continues to believe that staggered elections are in the best interest of our Company and our shareholders, and opposes this proposal for the following reasons.
 .  CONTINUITY AND STABILITY.  Staggered elections can facilitate continuity.
   They can contribute to the stability of leadership and strategy. They provide that a majority of our directors always will have prior experience on our Board and be familiar with our complex, global business. They also enable new directors to learn from continuing directors. The continuity and stability that result from staggered elections foster effective long-term planning and help create long-term value for our shareholders. If all directors were elected annually, a majority could be replaced each year, resulting in directors being unfamiliar with our Company. This could jeopardize, based on misplaced short-term objectives, our strategies and the long-term interests of our Company and our shareholders.

 . VALUE PROTECTION. The stagger system does not prevent a takeover. If, however, our Company faces a coercive takeover attempt, the system can benefit shareholders. It helps ensure that the Board will have

[LOGO] Morgan Stanley
  sufficient time to evaluate proposals, consider alternatives and act in the best interest of our Company and our shareholders. It also encourages potential acquirers to negotiate. Outsiders cannot abruptly change our Board composition without our Board's support.

 . INDEPENDENCE. Electing directors to three-year, not one-year, terms can enhance the independence of non-management directors. The longer term reduces management's ability to pressure directors.

 . ACCOUNTABILITY. Three-year terms do not reduce the accountability of directors to shareholders. Directors have the same fiduciary duties to shareholders regardless of the length of their term.

 . RECOGNITION. A number of leading independent institutional investors and commentators and well-respected major corporations have recognized the stagger system's benefits and concluded that the system can provide legitimate benefits to the board.

 . SHAREHOLDERS' INTEREST. All of our directors are also shareholders. They share our shareholders' interests. In addition, our director compensation program further aligns each director's interests with shareholder interests. A substantial portion of each director's compensation is paid in our common stock and stock options, and this provides a continuing incentive to increase shareholder value and to promote the Company's long-term success.

 . RELATIONSHIPS. The continuity and stability fostered by the stagger system can be especially important to financial services firms. A threat of a sudden change in control, absent such system, could prompt employees, our key asset, to leave and could damage client relationships.

 .  PRIOR SHAREHOLDER APPROVAL.  Prior to their 1997 merger, neither Morgan
   Stanley Group nor Dean Witter Discover had a stagger system. Each company's board of directors determined that a stagger system would be in the best interest of the merged company. Accordingly, as submitted to shareholders for approval, the merger proposal provided that the merged company would have a stagger system. The merger proposed was approved by each company's shareholders, with the result that our Company has had a stagger system since May 31, 1997.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE AGAINST THIS PROPOSAL. THE PROXY HOLDERS WILL VOTE ALL PROXIES RECEIVED AGAINST THIS PROPOSAL UNLESS OTHERWISE INSTRUCTED.

OTHER MATTERS

SHAREHOLDER RIGHTS PLAN (PILL): DIRECTOR EVALUATION. Morgan Stanley management will recommend to the Company's Board of Directors that the Board adopt a TIDE proposal (Three-Year Independent Director Evaluation of the Company's current Shareholder Rights Plan (pill)). The Board will vote on this proposal at its March 18, 2002 meeting, and management anticipates that the Board will pass this proposal.

The TIDE proposal will provide for independent Company directors to evaluate the Shareholder Rights Plan (pill) every three years. The independent directors will evaluate the factors that companies consider important to this issue and that institutional investors consider important to this issue. The first Board review will be reported in the Company's 2003 proxy statement. Management is recommending this TIDE proposal in response to a shareholder proposal by Emil Rossi asking for a shareholder vote on whether or not to maintain or adopt a Shareholder Rights Plan (pill).

CERTAIN TRANSACTIONS. During fiscal 2001, our subsidiaries extended credit in the ordinary course of business to certain of our directors, officers and employees, and members of their immediate families. These extensions of credit were in connection with margin loans, mortgage loans, credit cards, revolving lines of credit and other extensions of credit by our subsidiaries. The extensions of credit were made on substantially the same terms,

[LOGO] Morgan Stanley
including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons. The extensions did not involve more than the normal risk of collectibility or present other unfavorable features. Officers and employees of our securities and investment management businesses (and members of their immediate families living in the same household) who wish to purchase securities in brokerage transactions are generally required by firm policy to do so through MS&Co. or MSDWI. These subsidiaries may offer them discounts on their standard commission rates. MS&Co. and MSDWI also, from time to time and in the ordinary course of their business, enter into transactions on a principal basis involving the purchase or sale of securities and derivative products in which our directors, officers and employees and members of their immediate families have an interest. These purchases and sales may be made at a discount from the dealer mark-up or mark-down, as the case may be, charged to non-affiliated third parties. In addition, we may, pursuant to stock repurchase authorizations in effect from time to time, repurchase or acquire shares of common stock in the open market or in privately negotiated transactions, which may include transactions with directors, executive officers and employees. These transactions are in the ordinary course of business and at prevailing market prices.

We may also, from time to time, make advances and loans to certain of our directors, officers and employees in connection with housing, relocation and other expenses. Such advances are against commissions and other compensation that would otherwise be payable to these individuals in the ordinary course of business. In some instances, we do not charge interest on such advances and loans. On June 14, 2001, we issued a guarantee in the amount of $2,500,000 to an unaffiliated lender to secure a personal loan from such lender to Tarek Abdel-Meguid, one of our executive officers. The guarantee has not been drawn upon.

During fiscal 2001, we engaged in transactions in the ordinary course of business with State Street Bank and Trust Company and certain of its affiliates. State Street beneficially owns more than 5% of the outstanding shares of common stock. Such transactions were on substantially the same terms as those prevailing at the time for comparable transactions with unrelated third parties. We also perform, in the ordinary course of business, investment banking, financial advisory, retail brokerage and other services for our directors or entities with which they are affiliated.

OTHER BUSINESS. All of the matters we knew about as of February 15, 2002 to be brought before the annual meeting are described in this proxy statement. If any other matter is properly brought before the meeting, the proxy holders will vote on such matter according to their judgment.

SHAREHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING. Under SEC rules, shareholders intending to present a proposal at the 2003 annual meeting and have it included in our proxy statement for that meeting must submit the proposal in writing to Donald G. Kempf, Jr., Secretary, 1585 Broadway, New York, New York 10036. We must receive the proposal no later than October 18, 2002.

Shareholders intending to present a proposal at the 2003 annual meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in the Company's Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the record shareholder of intent to present such proposal or nomination no more than 120 days and no less than 90 days prior to the anniversary of the preceding year's annual meeting. Therefore, the Company must receive notice of such a proposal or nomination for the 2003 annual meeting no earlier than November 19, 2002 and no later than December 19, 2002. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary.

COST OF SOLICITING YOUR PROXY. We will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of your proxy. Our directors, officers and employees, who will receive no additional compensation for soliciting, and Morrow & Co., may solicit your proxy by telephone or other means. We will pay Morrow a fee of $25,000 plus an amount that will depend upon the results of the solicitation plus expenses. We will also reimburse brokers, including MS&Co., MSDWI and other nominees, for costs they incur mailing proxy materials.

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

SHAREHOLDERS SHARING AN ADDRESS. In accordance with a notice sent earlier this year to shareholders who share a single address, we are sending only one summary annual report, Form 10-K and proxy statement to that address unless we received contrary instructions from any shareholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. Shareholders may request or discontinue householding, or may request a separate copy of the summary annual report, Form 10-K or proxy statement as follows:

 . Record shareholders who wish to discontinue or commence householding, or any record shareholder residing at a householded address who would like to request prompt delivery of a copy of the summary annual report, Form 10-K or proxy statement, should contact our transfer agent, Mellon Investor Services at 1-800-622-2393 (U.S.), (201) 329-8660 (outside the U.S.) or
   www.melloninvestor.com, or may write to them at P.O. Box 3315, South Hackensack, NJ 07606-1915.

 . Shareholders owning their shares through a bank, broker or other holder of record who wish to either discontinue or begin householding should contact their record holder. Any such householded shareholder may request prompt delivery of a copy of the summary annual report, Form 10-K or proxy statement by contacting us at (212) 762-8131 or may write to us at Investor Relations, 1585 Broadway, New York, NY 10036.

ELECTRONIC ACCESS TO ANNUAL MEETING MATERIALS. This proxy statement, the summary annual report and Form 10-K are available on our website at www.morganstanley.com. You can save the Company postage and printing expense by consenting to access these documents over the internet. If you consent, you will receive notice next year when these documents are available with instructions on how to view them and submit voting instructions. If you are a shareholder of record, you may sign up for this service through Investor ServiceDirect at www.melloninvestor.com. If you hold your shares through a bank, broker or other holder of record, contact such record holder for information regarding electronic delivery of materials. Your consent to electronic delivery will remain in effect until you revoke it. Please be aware that if you choose electronic delivery, you may incur costs, such as telephone and internet access charges, for which you will be responsible.

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

[LOGO] [RECYCLED LOGO -- PRINTED ON RECYCLED PAPER]

                       MORGAN STANLEY DEAN WITTER & CO.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS, MARCH 19, 2002

          The undersigned hereby appoints Donald G. Kempf, Jr., Stephen S. Crawford and Ronald T. Carman, and each of them, attorneys and proxies, with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Morgan Stanley Dean Witter & Co. that the undersigned is entitled in any capacity to vote if personally present at the 2002 Annual Meeting of Shareholders to be held on March 19, 2002, and at any adjournments or postponements thereof, in accordance with the instructions set forth on the reverse and with the same effect as though the undersigned were present in person and voting such shares. The proxies are authorized in their discretion to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

                   GRANT YOUR PROXY BY PHONE OR BY INTERNET,
            OR RETURN THIS PROXY CARD AFTER SIGNING AND DATING IT.

                 Notice of 2002 Annual Meeting of Shareholders
                       Morgan Stanley Dean Witter & Co.
                         25 Cabot Square, Canary Wharf
                                London, England
                    March 19, 2002, 11:30 A.M., local time

          At the meeting, we plan to:

             . elect four directors to the Board of Directors for a three year term;

             . approve an amendment to the Directors' Equity Capital Accumulation Plan to authorize an additional 1,000,000 shares of common stock for issuance under the plan;

             . ratify the appointment of Deloitte & Touche LLP as independent auditors;

             .  consider a shareholder proposal; and

             . transact such other business as may properly come before the meeting.

             Please help the Company reduce costs - submit your proxy by internet or telephone. The Company can further reduce costs if you agree to "householding" or to receive future versions of our Proxy Statement, Annual Report on Form 10-K and Summary Annual Report electronically over the internet. You can agree to electronic delivery on the reverse side of this card, or when submitting your proxy by internet. If you share an address with other shareholders, you can avoid receiving multiple copies of annual meeting materials by consenting to householding. You can view or print a copy of our annual meeting materials at www.morganstanley.com. You can request a copy of these materials, or get more information regarding electronic delivery and householding, by contacting our transfer agent, Mellon Investor Services, at 800-622-2393 or www.melloninvestor.com.

THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED, BUT NO DIRECTION
 IS MADE, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE MORGAN
  STANLEY DEAN WITTER & CO. BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE "FOR"
                PROPOSALS 1, 2 AND 3 AND "AGAINST" PROPOSAL 4.

MARK VOTES AS SHOWN USING BLACK OR BLUE INK

                                       [X]

                                                                               FOR ALL
                                                              FOR   WITHHOLD   EXCEPT
1.To elect as directors all nominees listed (except as marked [_]     [_]        [_]
  to the contrary below):

 01 John E. Jacob  02 Charles F. Knight  03 Miles L. Marsh  04 Laura D'Andrea
 Tyson
INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" box and strike a line through the nominee's name.

                                                           FOR   AGAINST   ABSTAIN
2.To approve an amendment to the Directors' Equity Capital [_]     [_]       [_]
  Accumulation Plan.

                                                     FOR   AGAINST   ABSTAIN
    3.To ratify the appointment of Deloitte & Touche [_]     [_]       [_]
      LLP as independent auditors.
                                                     FOR   AGAINST   ABSTAIN
   4.Shareholder proposal to declassify the Board of [_]     [_]       [_]
     Directors.
[_]
CONSENT TO ELECTRONIC DELIVERY
By checking the box to the right, I consent to receive proxy statements, annual reports, prospectuses and other materials electronically via the internet instead of in the mail. The Company will not distribute printed materials to me for future shareholder meetings unless I request them or revoke my consent, and will notify me when and where its shareholder communications are available on the internet. I will be responsible for costs associated with internet usage, such as telephone charges and access fees. I may revoke my consent by contacting the Company's transfer agent, Mellon Investor Services, at 1-800-622-2393 or www.melloninvestor.com.



Sign exactly as imprinted (do not print). If shares are held jointly, EACH holder should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign. An authorized officer signing on behalf of a corporation should indicate the name of the corporation and the officer's capacity.

Dated ___________________ , 2002   Signature ________________Co-Owner (if any) Signature_________________________

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
          /\ /\ PLEASE DETACH AT PERFORATION ALONG DOTTED LINES /\ /\

                                   IMPORTANT

             YOUR PROXY MUST BE RECEIVED BY THE CLOSE OF THE POLLS
                               ON MARCH 19, 2002

 1.INTERNET. GO TO  www.eproxy.com/mwd. ENTER YOUR 11-DIGIT CONTROL NUMBER FROM
   THIS CARD AND FOLLOW THE INSTRUCTIONS.
 2.TELEPHONE. IN THE U.S. CALL 1-800-435-6710 ON A TOUCH-TONE PHONE. ENTER YOUR
   11-DIGIT CONTROL NUMBER FROM THIS CARD AND FOLLOW THE INSTRUCTIONS.
 3.MAIL. DATE, SIGN AND RETURN YOUR CARD IN THE ENCLOSED ENVELOPE.

                                    MSDW001

                       MORGAN STANLEY DEAN WITTER & CO.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS, MARCH 19, 2002

          The undersigned hereby appoints Donald G. Kempf, Jr., Stephen S. Crawford and Ronald T. Carman, and each of them, attorneys and proxies with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Morgan Stanley Dean Witter & Co. that the undersigned is entitled in any capacity to vote if personally present at the 2002 Annual Meeting of Shareholders to be held on March 19, 2002, and at any adjournments or postponements thereof, in accordance with the instructions set forth on the reverse and with the same effect as though the undersigned were present in person and voting such shares. The proxies are authorized in their discretion to vote for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

              RETURN THIS PROXY CARD AFTER SIGNING AND DATING IT.

     To view or print a copy of our Proxy Statement, Annual Report on Form
          10-K or Summary Annual Report, go to www.morganstanley.com.

THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED, BUT NO DIRECTION
 IS MADE, IT WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE MORGAN
  STANLEY DEAN WITTER & CO. BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE "FOR"
                PROPOSALS 1, 2 AND 3 AND "AGAINST" PROPOSAL 4.

MARK VOTES AS SHOWN USING BLACK OR BLUE INK

                                       [X]

                                                                               FOR ALL
                                                              FOR   WITHHOLD   EXCEPT
1.To elect as directors all nominees listed (except as marked [_]     [_]        [_]
  to the contrary below):

 01 John E. Jacob  02 Charles F. Knight  03 Miles L. Marsh  04 Laura D'Andrea
 Tyson
INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" box and strike a line through the nominee's name.

                                                           FOR   AGAINST   ABSTAIN
2.To approve an amendment to the Directors' Equity Capital [_]     [_]       [_]
  Accumulation Plan.

                                                     FOR   AGAINST   ABSTAIN
    3.To ratify the appointment of Deloitte & Touche [_]     [_]       [_]
      LLP as independent auditors.

                                                     FOR   AGAINST   ABSTAIN
   4.Shareholder proposal to declassify the Board of [_]     [_]       [_]
     Directors.



Sign exactly as imprinted (do not print). If shares are held jointly, EACH holder should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign. An authorized officer signing on behalf of a corporation should indicate the name of the corporation and the officer's capacity.

Dated __ , 2002     Signature _______________________    Co-Owner (if any) Signature_______________________________

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
          /\ /\ PLEASE DETACH AT PERFORATION ALONG DOTTED LINES /\ /\

                                   IMPORTANT

                           YOUR PROXY MUST BE RECEIVED
                  BY THE CLOSE OF THE POLLS ON MARCH 19, 2002.

                                    MSDW005

                        MORGAN STANLEY DEAN WITTER & CO.
           2002 VOTING INSTRUCTION FORM FOR BENEFIT PLAN PARTICIPANTS

I hereby direct the following to vote, in person or by proxy, all of the shares of common stock of Morgan Stanley Dean Witter & Co. in my plan account(s) at the 2002 Annual Meeting of Shareholders to be held on March 19, 2002, and at any and all adjournments or postponements thereof, as indicated on the reverse, and, in its (or the proxies') discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

 .  Mellon Bank, N.A., as custodian under the Employee Stock Purchase Plan and
   Morgan Stanley Trust, as custodian under the Financial Advisor Productivity Compensation Plan and the Branch Manager Compensation Plan. I understand that (A) I must sign, date and return this card in order for the custodian to vote or grant proxies with respect to my shares, and (B) if I sign, date and return this card, the custodian or its proxy intends to vote in accordance with the Board of Directors' recommendation as to each proposal for which I do not give voting instructions and in its discretion on all other matters that may properly come before the meeting.

 .  Mellon Bank, N.A., as trustee under the START Plan, the Employee Stock
   Ownership Plan (ESOP) and the Deferred Profit Sharing Plan (DPSP). I understand that, unless otherwise required by law, (A) Mellon will vote or grant proxies for all undirected or unallocated START, ESOP and DPSP shares, as applicable, in the same respective proportion as the shares of all START, ESOP and DPSP participants who have timely delivered properly executed voting instructions, (B) Mellon or its proxy will vote in its discretion on all other matters that may properly come before the meeting and (C) Mellon will hold my voting instructions in confidence.

 .  State Street Bank and Trust Company, as trustee under a trust agreement
   (Trust), in connection with the 1988 Equity Incentive Compensation Plan
   (EICP), the 1995 EICP, and the Employees' Equity Accumulation Plan. I understand that, subject to the Trust's terms, (A) if I sign, date and return this card, State Street will vote or grant proxies in accordance with the Board of Directors' recommendation as to each proposal for which I do not give voting instructions and (B) State Street will vote or grant proxies with respect to all shares held in the Trust in connection with these plans for which no proper instructions are received in the same proportion as the shares held in connection with these plans for which it has received proper instructions.

 . State Street Bank and Trust Company, as trustee under the Trust, in connection with the Directors' Equity Capital Accumulation Plan.
   I understand that, subject to the Trust's terms, (A) If I sign, date and return this card, State Street will vote or grant proxies in accordance with the Board of Directors' recommendation as to each proposal for which I do not give voting instructions and (B) State Street will not vote or grant proxies with respect to any shares held in the Trust in connection with this plan for which no proper instructions are received.

Voting instructions must be received by 5:00 P.M. on March 17, 2002 for shares to be voted in accordance with your instructions.

DIRECT YOUR VOTE BY PHONE OR BY INTERNET, OR RETURN THIS CARD AFTER SIGNING AND
                                  DATING IT.

                 Notice of 2002 Annual Meeting of Shareholders
                       Morgan Stanley Dean Witter & Co.
                         25 Cabot Square, Canary Wharf
                                London, England
                    March 19, 2002, 11:30 A.M., local time

At the meeting, we plan to:

 .   elect four directors to the Board of Directors for a three year term;

 .   approve an amendment to the Directors' Equity Capital Accumulation Plan to
    authorize an additional 1,000,000 shares of common stock for issuance under the plan;

 .   ratify the appointment of Deloitte & Touche LLP as independent auditors;

 .   consider a shareholder proposal; and

 .   transact such other business as may properly come before the meeting.

Please help the Company reduce costs--vote by internet or telephone.

To view or print a copy of our Proxy Statement, Annual Report on Form 10-K or Summary Annual Report, go to www.morganstanley.com. You may request a copy of any of these by calling 1-212-762-8131.

MARK VOTES AS SHOWN USING BLACK OR BLUE INK

                                       [X]


  THE MORGAN STANLEY DEAN WITTER & CO. BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3 AND "AGAINST" PROPOSAL 4.

                                                                               FOR ALL
                                                              FOR   WITHHOLD   EXCEPT
1.To elect as directors all nominees listed (except as marked [_]     [_]        [_]
  to the contrary below):

 01 John E. Jacob  02 Charles F. Knight  03 Miles L. Marsh  04 Laura D'Andrea
 Tyson
INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" box and strike a line through the nominee's name.

                                                           FOR   AGAINST   ABSTAIN
2.To approve an amendment to the Directors' Equity Capital [_]     [_]       [_]
  Accumulation Plan.

                                                     FOR   AGAINST   ABSTAIN
    3.To ratify the appointment of Deloitte & Touche [_]     [_]       [_]
      LLP as independent auditors.

                                                     FOR   AGAINST   ABSTAIN
   4.Shareholder proposal to declassify the Board of [_]     [_]       [_]
     Directors.

Signature __________________________________________    Dated_____________, 2002


Sign exactly as imprinted (do not print). Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
           /\ /\ PLEASE DETACH AT PERFORATION ALONG DOTTED LINES /\ /\

                                   IMPORTANT

                     YOUR INSTRUCTIONS MUST BE RECEIVED BY
                          5:00 P.M. ON MARCH 17, 2002

 1.INTERNET. GO TO  www.eproxy.com/mwd2. ENTER YOUR 11-DIGIT CONTROL NUMBER
   FROM YOUR CARD AND FOLLOW THE INSTRUCTIONS.
 2.TELEPHONE. IN THE U.S. CALL 1-800-435-6710 ON A TOUCH-TONE PHONE. ENTER YOUR
   11-DIGIT CONTROL NUMBER FROM YOUR CARD AND FOLLOW THE INSTRUCTIONS.
 3.MAIL. DATE, SIGN AND RETURN YOUR CARD IN THE ENCLOSED ENVELOPE.

                                    MSDW004

                       MORGAN STANLEY DEAN WITTER & CO.
                         2002 VOTING INSTRUCTION FORM

          Twomont & Co., as the record holder of shares of common stock of Morgan Stanley Dean Witter & Co. beneficially owned by the undersigned, is hereby directed to vote, in person or by proxy, all of such shares at the 2002 Annual Meeting of Shareholders to be held on March 19, 2002, and at any adjournments or postponements thereof, in accordance with the instructions set forth on the reverse and, in its (or the proxies') discretion, for the election of a person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting.

          Voting instructions must be received by 5:00 P.M. on March 18, 2002 or your shares will not be voted.

                   DIRECT YOUR VOTE BY PHONE OR BY INTERNET,
               OR RETURN THIS CARD AFTER SIGNING AND DATING IT.


                 Notice of 2002 Annual Meeting of Shareholders
                       Morgan Stanley Dean Witter & Co.
                         25 Cabot Square, Canary Wharf
                                London, England
                    March 19, 2002, 11:30 A.M., local time

          At the meeting, we plan to:

             . elect four directors to the Board of Directors for a three year term;

             . approve an amendment to the Directors' Equity Capital Accumulation Plan to authorize an additional 1,000,000 shares of common stock for issuance under the plan;

             . ratify the appointment of Deloitte & Touche LLP as independent auditors;

             .  consider a shareholder proposal; and

             . transact such other business as may properly come before the meeting.

             Please help the Company reduce costs - submit your voting instructions by internet or telephone. The Company can further reduce costs if you agree to receive future versions of our Proxy Statement, Annual Report on Form 10-K and Summary Annual Report electronically over the internet. You can agree to electronic delivery on the reverse side of this card, or when submitting your voting instructions by internet. You can view or print a copy of our annual meeting materials at www.morganstanley.com. You can get more information regarding electronic delivery by contacting our transfer agent, Mellon Investor Services, at 800-622-2393 or www.melloninvestor.com.

YOUR SHARES WILL BE VOTED AS DIRECTED. IF THIS FORM IS SIGNED, BUT NO DIRECTION IS MADE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE
 MORGAN STANLEY DEAN WITTER & CO. BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE
             "FOR" PROPOSALS 1, 2 AND 3 AND "AGAINST" PROPOSAL 4.

MARK VOTES AS SHOWN USING BLACK OR BLUE INK

                                       [X]

                                                                               FOR ALL
                                                              FOR   WITHHOLD   EXCEPT
1.To elect as directors all nominees listed (except as marked [_]     -[_]       [_]
  to the contrary below):

 01 John E. Jacob  02 Charles F. Knight  03 Miles L. Marsh  04 Laura D'Andrea
 Tyson
INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" box and strike a line through the nominee's name.

                                                           FOR   AGAINST   ABSTAIN
2.To approve an amendment to the Directors' Equity Capital [_]     [_]       [_]
  Accumulation Plan.

                                                     FOR   AGAINST   ABSTAIN
    3.To ratify the appointment of Deloitte & Touche [_]     [_]       [_]
      LLP as independent auditors.
                                                     FOR   AGAINST   ABSTAIN
   4.Shareholder proposal to declassify the Board of [_]     [_]       [_]
     Directors.
[_]
CONSENT TO ELECTRONIC DELIVERY
By checking the box to the right, I consent to receive proxy statements, annual reports, prospectuses and other materials electronically via the internet instead of in the mail. The Company will not distribute printed materials to me for future shareholder meetings unless I request them or revoke my consent, and will notify me when and where its shareholder communications are available on the internet. I will be responsible for costs associated with internet usage, such as telephone charges and access fees. I may revoke my consent by contacting the Company's transfer agent, Mellon Investor Services, at 1-800-622-2393 or www.melloninvestor.com.


Sign exactly as imprinted (do not print). If shares are held jointly, EACH holder should sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign. An authorized officer signing on behalf of a corporation should indicate the name of the corporation and the officer's capacity.

Dated __ , 2002  Signature __________________________    Co-Owner (if any)___

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
          /\ /\ PLEASE DETACH AT PERFORATION ALONG DOTTED LINES /\ /\

                                   IMPORTANT

                     YOUR INSTRUCTIONS MUST BE RECEIVED BY
                          5:00 P.M. ON MARCH 18, 2002

 1.INTERNET. GO TO  www.eproxy.com/mwd3. ENTER YOUR 11-DIGIT CONTROL NUMBER
   FROM YOUR CARD AND FOLLOW THE INSTRUCTIONS.
 2.TELEPHONE. IN THE U.S. CALL 1-800-435-6710 ON A TOUCH-TONE PHONE. ENTER YOUR
   11-DIGIT CONTROL NUMBER FROM YOUR CARD AND FOLLOW THE INSTRUCTIONS.
 3.MAIL. DATE, SIGN AND RETURN YOUR CARD IN THE ENCLOSED ENVELOPE.

                                    MSDW003

                        MORGAN STANLEY DEAN WITTER & CO.
                   DIRECTORS' EQUITY CAPITAL ACCUMULATION PLAN
                    (as amended and restated January 1, 2002)

Section 1. Purpose

     Morgan Stanley Dean Witter & Co., a Delaware corporation (the "Company"), hereby adopts the Morgan Stanley Dean Witter & Co. Directors' Equity Capital Accumulation Plan (the "Plan"). The purpose of the Plan is to promote the long-term growth and financial success of the Company by attracting, motivating and retaining non-employee directors of outstanding ability and assisting the Company in promoting a greater identity of interest between the Company's non-employee directors and its stockholders.

Section 2. Eligibility

     Only directors of the Company who are not employees of the Company or any affiliate of the Company (the "Eligible Directors") shall participate in the Plan.

Section 3. Plan Operation

     (a) Administration. Other than as provided in Section 5(i) of the Plan, the
         --------------
Plan requires no discretionary action by any administrative body with regard to any transaction under the Plan. To the extent, if any, that questions of administration arise, these shall be resolved by the Board of Directors of the Company. The Board may, in its discretion, delegate to the Chief Financial Officer or the Chief Legal Officer of the Company any or all authority and responsibility to act pursuant to this Plan. All references to the "Plan Administrators" in this Plan shall refer to the Board, or the Chief Financial Officer or Chief Legal Officer if the Board has delegated its authority pursuant to this Section 3(a). The determination of the Plan Administrators on all matters within their authority relating to the Plan shall be conclusive.

     (b) No Liability. The Plan Administrators shall not be liable for any
         ------------
action or determination made in good faith with respect to the Plan or any award hereunder, and the Company shall indemnify and hold harmless the Plan Administrators from all losses and expenses (including reasonable attorneys' fees) arising from the assertion or judicial determination of any such liability.

Section 4. Shares of Stock Subject to the Plan

     (a) Stock. Awards under the Plan shall relate to shares of common stock,
         -----
par value $.01 per share, of the Company and any other shares into which such stock shall thereafter be changed by reason of any merger, reorganization, recapitalization, consolidation, split-up, combination of shares or similar event as set forth in and in accordance with this Section 4 (the "Stock").

     (b) Shares Available for Awards. Subject to Section 4(c) (relating to
         ---------------------------
adjustments upon changes in capitalization), as of any date, the total number of shares of Stock with respect to which awards may be granted under the Plan shall be equal to the excess (if any) of (i) 1,700,000 shares over (ii) the sum of (a) the number of shares subject to outstanding awards granted under the Plan and
(b) the number of shares previously issued pursuant to the Plan. In accordance with (and without limitation upon) the preceding sentence, shares of Stock covered by awards granted under the Plan that are canceled or expire unexercised shall again become available for awards under the Plan. Shares of Stock that shall be issuable pursuant to the awards granted under the Plan shall be authorized and unissued shares, treasury shares or shares of Stock purchased by, or on behalf of, the Company in open-market transactions.

     (c) Adjustments. In the event of any merger, reorganization,
         -----------
recapitalization, consolidation, sale or other distribution of substantially all of the assets of the Company, any stock dividend, split, spin-off, split-up, split-off, distribution of cash, securities or other property by the Company, or other change in the Company's corporate structure affecting the Stock, then the following shall be automatically adjusted in order to prevent dilution or enlargement of the benefits or potential benefits intended to be awarded under the Plan:

     (i) the aggregate number of shares of Stock reserved for issuance under the Plan,
     (ii)  the number of shares of Stock subject to outstanding awards,
     (iii) the number of "Stock Units" credited pursuant to Section 7(b) of the Plan,
     (iv) the per share purchase price of Stock subject to Elective Options and Director Options,
     (v)   the number of shares to be granted as Director Stock pursuant to
           Section 6(a), and
     (vi) the number of shares with respect to which Director Options are granted pursuant to Section 5(a).

Section 5. Director Options; Election to Receive Options.

     (a) Awards. Subject to the provisions of this Section 5, each Eligible
         ------
Director shall receive the following options to purchase Stock for service as a director of the Company (the "Director Options"):

               (i) Initial Awards. If a person is elected, appointed or
                   --------------
               otherwise becomes an Eligible Director, then such Eligible Director shall receive a Director Option to purchase 8,000 shares of Stock on the first day of the calendar month following the month in which such Eligible Director first becomes an Eligible Director; provided, however, that if a person is elected, appointed or otherwise becomes an Eligible Director during a period 60 days prior to the Company's annual meeting of its stockholders (the "Annual Meeting") in any year, then such Eligible Director shall receive no Director Option pursuant to this Section 5(a)(i).

               (ii) Subsequent Awards. As of the date of each Annual Meeting,
                    -----------------
               each Eligible Director shall automatically receive a Director Option to purchase 8,000 shares of Stock provided that such Eligible Director shall continue to serve as a director of the Company after such Annual Meeting.

     (b) Election to Receive Options. An Eligible Director may elect (an "Option
         ---------------------------
Election") to receive options to purchase Stock ("Elective Options") in lieu of all (but not a portion) of the amount of the Eligible Director's annual cash retainer for services as a member of the Board (the "Retainer") by submitting an Option Election Form (an "Option Election Form") to the Company's Secretary indicating that the Eligible Director elects to receive Elective Options in lieu of Retainer. An Option Election shall become effective only with respect to the Retainer earned after the date on which the Option Election Form is received by the Secretary. Each Option Election, once made, shall be irrevocable. Notwithstanding the foregoing, an Option Election may be superseded with respect to future payments of Retainer by submitting a new Option Election Form to the Secretary.

     (c) Award of Elective Option. If the Company's Secretary receives an
         ------------------------
effective Option Election Form from an Eligible Director, such Eligible Director shall receive Elective Options to acquire whole shares of Stock (but not fractional shares) in lieu of the Retainer elected to be received in Elective Options. Each such Option shall be awarded on the date on which the Eligible Director becomes entitled to the payment of the Retainer, or if such date is not a business day, then on the next succeeding business day. The number of shares of Stock subject to each such Option shall be the number of whole shares of Stock determined by multiplying (i) the number three (3) by (ii) the quotient obtained by dividing the amount of the Retainer by the Fair Market Value of a share of Stock on the award date, provided that (x) in no circumstances shall the Eligible Director be entitled to receive, or the Company have any obligation to issue to the Eligible Director, any Elective Option in respect of any fractional share of Stock and (y) in lieu of any Elective Option in respect of any fractional share of stock, such Eligible Director shall be entitled to receive, and the Company shall be obligated to pay to such Eligible Director, cash equal to the value of any fractional share of Stock.

     (d) Exercise Price. The purchase price of Stock subject to a Director
         --------------
Option or an Elective Option shall be the Fair Market Value (as defined in Section 9) of the Stock on the date such Option is granted, rounded up to the nearest whole cent.

     (e) Nontransferability. No Director Option or Elective Option granted
         ------------------
pursuant to this Plan shall be sold, assigned or otherwise transferred by an Eligible Director other than by will or the laws of descent or distribution and may be exercised during the Eligible Director's lifetime only by such Eligible Director.

     (f) Limitation on Exercise. Director Options and Elective Options may not
         ----------------------
be exercised for a period of six (6) months from the date such Options are granted.

          (g) Effect of Termination.
              ---------------------

               (i) If an Eligible Director's service as a director of the Corporation terminates for a reason other than for Cause (as defined below), then the Director Options and the Elective Options granted to such Eligible Director shall remain exercisable following the date of such Eligible Director's termination of service in accordance with the following provisions:

                    (A) Disability, Normal Retirement or Death. If service
                        --------------------------------------
               terminates by reason of Disability (as hereinafter defined), Normal Retirement (as hereinafter defined) or death, until the expiration date of the Option. With respect to any Eligible Director, (1) "Disability" shall mean a "permanent and total disability" as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended; and (2) "Normal Retirement" shall mean the termination of service for retirement at or after attaining age 65.

                    (B) Other. If service terminates for any other reason
                        -----
               (except for Cause), until the earlier of ninety days after the termination date and the expiration date of the Option.

               (ii) If an Eligible Director is terminated for Cause, all Director Options and Elective Options granted to such Eligible Director shall be canceled and shall no longer be exercisable, effective on the date of such Eligible Director's termination for Cause. For purposes of this Plan, "Cause" means, with respect to any Eligible Director, on account of any act of (A) fraud or intentional misrepresentation, or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or any affiliate.

     (h) Expiration Date of Options. All Director Options and Elective Options
         --------------------------
shall expire on the tenth anniversary of the date on which they are granted.

     (i) Extension of Exercisability. Notwithstanding any other provision
         ---------------------------
hereof, the Board of Directors of the Company shall have the authority, in its discretion, to amend any outstanding Director Option or Elective Option granted pursuant to this Plan to extend the exercisability thereof, provided, however, that no such amendment shall cause such Option to remain exercisable beyond its original expiration date.

Section 6.        Director Stock

     (a) Awards. Each Eligible Director shall receive the following shares of
         ------
Stock for service as a director of the Company (the "Director Stock"):

               (i) Initial Awards. If a person is elected, appointed or
                   --------------
               otherwise becomes an Eligible Director, then such Eligible Director shall receive 1,200 shares of Director Stock on the first day of the calendar month following the month in which such Eligible Director becomes an Eligible Director; provided, however, that if a person is elected, appointed or otherwise becomes an Eligible Director during a period of 60 days prior to the Annual Meeting in any year, then such Eligible Director shall receive no Director Stock pursuant to this Section 6(a)(i).

               (ii) Subsequent Awards. As of the date of each Annual Meeting,
                    -----------------
               each Eligible Director shall automatically receive 1,200 shares of Director Stock, provided that such Eligible Director shall continue to serve as a director of the Company after such Annual Meeting.

     (b) Limitation on Transfer. Director Stock may not be sold, transferred,
         ----------------------
pledged, assigned or otherwise conveyed by an Eligible Director for a period of six (6) months from the date such Stock is awarded.

     (c) Deferral of Awards. An Eligible Director may elect to defer the receipt
         ------------------
of all or a portion of the Director Stock by making an election pursuant to
Section 7(a), in which case there shall be credited to the Eligible Director's Stock Unit Account (as defined in Section 7(b)) a number of units equal to the number of shares of Director Stock being deferred.

Section 7. Elective Deferrals

     (a) Election. Each Eligible Director may elect to defer receipt (a
         --------
"Deferral Election") of all or part of: (i) the Retainer; (ii) the fees payable for meetings of the Board or any committee thereof and the cash retainer for services as a member of any Board Committee ("Meeting Fees"); or (iii) shares of Director Stock. An Eligible Director may make a Deferral Election by submitting a Deferral Election Form (a "Deferral Election Form") to the Secretary of the Company, indicating: (i) the percentage of the Retainer, Meeting Fees and Director Stock to be deferred (the "Deferred Amount"); (ii) the date on which distribution of Deferred Amounts should begin (the "Distribution Date"); (iii) whether distributions are to be made in a lump sum, installments or a combination thereof; (iv) the percentage of deferred Retainer and Meeting Fees to be credited to the Stock Unit Account (as hereinafter defined) and the Cash Account (as hereinafter defined); and (v) from which Account each distribution is to be made. A Deferral Election shall be effective only with respect to the Retainer, Meeting Fees and Director Stock which are earned after the Deferral Election is made. All Deferral Elections, once made, shall be irrevocable. Notwithstanding the foregoing, a Deferral Election may be superseded with respect to future payments of Retainer and Meeting Fees and grants of Director Stock by submitting a new Deferral Election Form to the Secretary. An Eligible Director may designate, in any Deferral Election Form, one or more beneficiaries to receive any distributions under the Plan upon the Eligible Director's death, and may change such designation at any time by submitting a new Deferral Election Form to the Secretary.

     (b) Stock Unit Deferral. An Eligible Director may elect to have all or part
         -------------------
of the Deferred Amount credited to an account (a "Stock Unit Account") in units which are equivalent in value to shares of Stock ("Stock Units"), except that an Eligible Director who defers the receipt of Director Stock shall have credited to the Stock Unit Account a number of Stock Units equal to the number of shares of Director Stock being deferred. The Deferred Amount allocated to the Stock Unit Account shall be credited to the Stock Unit Account as of the date on which the Eligible Director becomes entitled to payment or receipt of the Deferred Amount. The number of Stock Units credited to the Stock Unit Account on account of deferred Retainer and Meeting Fees shall be an amount equal to the result obtained by dividing (i) such Deferred Amount by (ii) the Fair Market Value of a share of Stock on the date on which the Eligible Director becomes entitled to payment of such Deferred Amount (or if such date is not a business day, then on the next succeeding business day). If Stock Units exist in an Eligible Director's Stock Unit Account on a dividend record date for the Company's Stock, the Stock Unit Account shall be credited, on the dividend payment date related to such dividend record date, with an additional number of Stock Units equal to
(i) the cash dividend paid on one share of Stock, multiplied by (ii) the number of Stock Units in the Stock Unit Account on the dividend record date, divided by
(iii) the Fair Market Value of a share of Stock on the dividend payment date.

     (c) Cash Deferral. An Eligible Director may elect to have all or part of
         -------------
the Deferred Amount derived from Retainer or Meeting Fees credited to a cash account (a "Cash Account"). The Deferred Amount allocated to the Cash Account shall be credited thereto on the date on which the Eligible Director becomes entitled to payment of such Deferred Amount. As of the last day of each fiscal quarter and the date of termination of the Eligible Director's service on the Company's Board of Directors (the "Service Termination Date") the Eligible Director's Cash Account will be credited with an additional amount equal to (i) the "Rate of Interest", multiplied by (ii) the Average Daily Cash Balance, multiplied by (iii) the number of days during which such Cash Account had a positive balance, divided by (iv) 365. The "Rate of Interest" shall equal the time weighted average interest rate paid by the Company for such quarter, or shorter period ending on the Service Termination Date, to institutions from which it borrows funds. The "Average Daily Cash Balance" shall equal the sum of the daily balances for such Cash Account for such quarter or shorter period, divided by the number of days on which a positive balance existed in such Cash Account.

     (d) Distributions.
         -------------

          (i) Distribution Date. Each Eligible Director shall designate on the
              -----------------
          Deferral Election Form one of the following dates as a Distribution Date with respect to amounts credited to the Stock Unit Account or Cash Account thereafter: (A) the first day of the calendar month following the date of the Eligible Director's death; (B) the first day of the calendar month following the Service Termination Date; (C) the first day of a calendar month specified by the Eligible Director; or
          (D) the earlier to occur of (A), (B) or (C). Unless a Deferral Election Form designates a different Distribution Date for the Eligible Director's Stock Unit Account than for the Eligible Director's Cash Account, the Eligible Director shall be deemed to have selected the same Distribution Date for both Accounts.

          (ii) Distribution Method. An Eligible Director shall request on the
               -------------------
          Deferral Election Form that distributions which are subject to such Deferral Election Form be made in (A) a lump sum, (B) no more than 120 monthly, 40 quarterly or 10 annual installments or (C) in part as provided in clause (A) and in part as provided in clause (B). The amount to be distributed in any installment pursuant to a specific Deferral Election Form shall be determined by dividing the balance in the Cash Account or the number of Stock Units in the Stock Unit Account, as the case may be, that are subject to such Deferral Election Form by the number of remaining installments. If an Eligible Director receives a distribution on an installment basis, undistributed Deferred Amounts shall remain subject to the provisions of Section 7.

          (iii) Form of Distributions. All distributions from the Cash Account
                ---------------------
          shall be paid in cash. Distributions made from the Stock Unit Account shall be for a number of whole shares of Stock equal to the number of whole Stock Units to be distributed and cash in lieu of any fractional share (determined by using the Fair Market Value of a share of Stock on the date on which such distributions are distributed, but if such date is not a business day, then on the next preceding business day).

Section 8. Election to Receive Stock.

     (a) Election. An Eligible Director may elect (a "Stock Election") to
         --------
receive all or a portion of the Eligible Director's Retainer and Meeting Fees in shares of Stock by submitting a Stock Election Form (a "Stock Election Form") to the Company's Secretary indicating the percentage of the Retainer and the percentage of Meeting Fees to be paid in Stock. A Stock Election shall become effective with respect to the Retainer and Meeting Fees, respectively, payable after the date on which the Stock Election Form is received by the Secretary. Each Stock Election, once made, shall be irrevocable. Notwithstanding the foregoing, a Stock Election may be superseded with respect to future payments of Retainer and Meeting Fees by submitting a new Stock Election Form to the Secretary.

     (b) Payment in Stock. Upon receipt by the Company's Secretary of an
         ----------------
effective Stock Election Form from an Eligible Director, such Eligible Director shall thereafter receive whole shares of Stock (but not fractional shares) in lieu of Retainer and Meeting Fees elected to be received in Stock (the "Stock Amounts"). The number of shares of Stock to be received by an Eligible Director with respect to any Stock Amount shall be the number of whole shares of Stock determined by dividing the Stock Amount by the Fair Market Value of a share of Stock on the date on which the Eligible Director becomes entitled to payment of the Stock Amount (or if such date is not a business day, then on the next succeeding business day), provided that (i) in no circumstances shall the Eligible Director be entitled to receive, or the Company have any obligation to issue to the Eligible Director, any fractional share of Stock and (ii) in lieu of any fractional share of Stock, such Eligible Director shall be entitled to receive, and the Company shall be obligated to pay to such Eligible Director, cash equal to the value of any fractional share of Stock (determined by using the Fair Market Value of a share of Stock on the date on which such Stock is distributed, but if such date is not a business day, then on the next preceding business day). Such whole shares of Stock shall be issued to such Eligible Director promptly after such date.

Section 9. Fair Market Value

     "Fair Market Value" shall mean, with respect to each share of Stock for any day:

     (a) if the Stock is listed for trading on the New York Stock Exchange, the closing price, regular way, of the Stock as reported on the New York Stock Exchange Composite Tape, rounded up to the nearest whole cent, or if no such reported sale of the Stock shall have occurred on such date, on the next preceding date on which there was such a reported sale, or

     (b) if the Stock is not so listed, but is listed on another national securities exchange or on the Nasdaq Stock Market ("Nasdaq"), the closing price, regular way, of the Stock on such exchange or Nasdaq, rounded up to the nearest whole cent, as the case may be, on which the largest number of shares of Stock have been traded in the aggregate on the preceding twenty trading days, or, if no such reported sale of the Stock shall have occurred on such date on such exchange or Nasdaq, as the case may be, on the next preceding date on which there was such a reported sale on such exchange or Nasdaq, as the case may be, or

     (c) if the Stock is not listed for trading on a national securities exchange or Nasdaq, the average of the closing bid and asked prices as reported by the National Association of Securities Dealers, rounded up to the nearest whole cent, or, if no such prices shall have been so reported for such date, on the next preceding date for which such prices were so reported.

Section 10. Issuance of Stock

     (a) Restrictions on Transferability. All shares of Stock delivered under
         -------------------------------
the Plan shall be subject to such stop-transfer orders and other restrictions as the Company may deem advisable or legally necessary under any laws, statutes, rules, regulations and other legal requirements, including, without limitation, those of any stock exchange upon which the Stock is then listed and any applicable federal, state or foreign securities law.

     (b) Compliance with Laws. Anything to the contrary herein notwithstanding,
         --------------------
the Company shall not be required to issue any shares of Stock under the Plan if, in the opinion of legal counsel to the Company, the issuance and delivery of such shares would constitute a violation by the Eligible Director or the Company of any applicable law or regulation of any governmental authority, including, without limitation, federal and state securities laws, or the regulations of any stock exchanges on which the Company's securities may then be listed.

Section 11. Withholding Taxes

     The Company may require as a condition of delivery of any shares of Stock that the Eligible Director remit an amount sufficient to satisfy all foreign, federal, state, local and other governmental withholding tax requirements relating thereto (if any) and any or all indebtedness or other obligation of the Eligible Director to the Company or any of its subsidiaries.

Section 12. Plan Amendments and Termination

     The Board of Directors of the Company may suspend or terminate the Plan at any time and may amend it at any time and from time to time, in whole or in part.

Section 13. Listing, Registration and Legal Compliance

     If the Plan Administrators shall at any time determine that any Consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any award under the Plan, the issuance or purchase of shares or other rights hereunder or the taking of any other action hereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained. The term "Consent" as used herein with respect to any Plan Action means (i) the listing, registrations or qualifications in respect thereof upon any securities exchange or under any foreign, federal, state or local law, rule or regulation, (ii) any and all consents, clearances and approvals in respect of a Plan Action by any governmental or other regulatory bodies, or (iii) any and all written agreements and representations by an Eligible Director with respect to the disposition of Stock or with respect to any other matter, which the Plan Administrators shall deem necessary or desirable in order to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made.

Section 14. Right of Discharge Reserved

     Nothing in the Plan shall confer upon any Eligible Director the right to continue as a director of the Company or affect any right that the Company or any Eligible Director may have to terminate the service of such Eligible Director.

Section 15. Rights as a Stockholder

     Except as otherwise provided by the terms of any applicable Benefit Plan Trust (as hereinafter defined), an Eligible Director shall not, by reason of any Director Option, Director Stock, Elective Option, Stock Unit or Stock Amount, have any rights as a stockholder of the Company until Stock has been issued to such Eligible Director.

Section 16. Unfunded Plan

     The Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Eligible Director or other person. To the extent any person holds any rights by virtue of a pending grant or deferral under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company. Notwithstanding the foregoing, the Company may (but shall not be obligated to) contribute shares of Stock corresponding to Stock Units to any trust established by the Company under which Eligible Directors, or Eligible Directors and participants in designated employee benefit plans of the Company, constitute the principal beneficiaries (a "Benefit Plan Trust").

Section 17. Governing Law

     The Plan is deemed adopted, made and delivered in Delaware and shall be governed by the laws of the State of Delaware applicable to agreements made and to be performed entirely within such state.

Section 18. Severability

     If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

Section 19. Notices

     All notices and other communications hereunder shall be given in writing and shall be deemed given when personally delivered against receipt or five days after having been mailed by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: (a) if to the Company, Morgan Stanley Dean Witter & Co., 1585 Broadway, New York, New York 10036, Attention:
Corporate Secretary; and (b) if to an Eligible Director, at the Eligible Director's principal residential address last furnished to the Company. Either party may, by notice, change the address to which notice to such party is to be given.

Section 20. Section Headings

     The Section headings contained herein are for the purposes of convenience only and are not intended to define or limit the contents of said Sections.